UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
____________________

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
 PEGASYSTEMS INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Shareholder:
We cordially invite you to attend our 2022 Annual Meeting of Shareholders on Tuesday, June 21, 2022 at 1 Main Street, Cambridge, Massachusetts. The Annual Meeting will commence at 10:00 am, Eastern Daylight Time.
At the Annual Meeting, you are being asked to consider and vote on the following matters: to elect to our Board of Directors the seven nominees named in the proxy statement, each for a term of one year; to approve, by a non-binding advisory vote, the compensation of our named executive officers; and to ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Please vote your shares by submitting your proxy in the manner described in the proxy statement so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting we urge you to vote your shares prior to the meeting. You can revoke your proxy at any time before the Annual Meeting, or vote your shares during the Annual Meeting by following the procedures described in the accompanying proxy statement.
We thank you for your continued support of Pega.
Sincerely,

Alan Trefler
Chairman and Chief Executive Officer
May 9, 2022

PEGASYSTEMS INC.
1 Main Street
Cambridge, MA 02142
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
To be held on June 21, 2022
To our Shareholders:
The 2022 Annual Meeting of Shareholders of Pegasystems Inc. will be held at 1 Main Street, Cambridge, Massachusetts, on Tuesday, June 21, 2022 beginning at 10:00 am, Eastern Daylight Time.
At the meeting, shareholders will consider and vote on the following matters:
1.To elect to our Board of Directors the seven nominees named in the proxy statement, each for a one-year term.
2.To approve, by a non-binding advisory vote, the compensation of our named executive officers.
3.To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Shareholders of record at the close of business on April 22, 2022 are entitled to vote at the meeting. Whether you plan to attend the meeting or not, please vote your shares by submitting your proxy over the Internet, or by telephone, or by completing, signing, dating, and returning a proxy card, each in the manner described in the proxy statement. For specific instructions on how to vote your shares, please refer to the “Information About the Annual Meeting and Voting” section of the attached proxy statement. Your prompt response is requested to ensure your shares are represented at the meeting. You can revoke your proxy and change your vote at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.
By Order of the Board of Directors,

Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel, and Secretary
Cambridge, Massachusetts
May 9, 2022

PEGASYSTEMS INC.
1 Main Street
Cambridge, MA 02142
PROXY SUMMARY
2022 Annual Meeting of Shareholders
•Date/Time: Tuesday, June 21, 2022, 10:00 am. Eastern Daylight Time
•Place: Pegasystems Inc., 1 Main Street, Cambridge, MA 02142
•Record Date: April 22, 2022
•Date Proxy Materials First Provided to Shareholders: on or about May 9, 2022.
Proposals and Board Recommendations

	Board Vote Recommendation	Page Number
Proposal 1: To elect to our Board of Directors the seven nominees named in this proxy statement, each for a term of one year.	FOR each director nominee	11
Proposal 2: To approve, by a non-binding advisory vote, the compensation of our named executive officers.	FOR	21
Proposal 3: To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	FOR	37

COMPENSATION DISCUSSION AND ANALYSIS HIGHLIGHTS
Our executive compensation is designed to reward performance by our executives and to align the interests of our executives with our shareholders.
For 2021, our executive compensation program included the following elements of fixed and variable compensation:

Element	Objective	Fixed/Variable
Base Salary	Attract and retain highly qualified leaders with market-competitive compensation structure.	Fixed
Bonus (Corporate Incentive Compensation Plan or CICP)	Link pay with our performance. Reward achievement of our financial and strategic goals.	Variable
Additional Cash Incentives	Link pay with individual, business unit and/or corporate performance. Reward achievement of specific goals.	Variable
Equity Awards (Stock Options and Restricted Stock Units)	Link pay with our long-term performance. Reward stock price appreciation, promote long-term retention and permit executives to accumulate equity ownership in the Company.	Variable
Other Perquisites	Retain talent by providing financial protection and security.	Fixed

2021 FINANCIAL HIGHLIGHTS
The financial highlights information contained in this proxy statement describes the results achieved by Pegasystems Inc. for its shareholders in 2021. As it is a summary, it does not contain all the information you should consider. Therefore, before voting, we encourage you to read this proxy statement in its entirety and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the sections captioned “Financial Statements and Supplementary Data”, “Risk Factors”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.
We develop, market, license, host, and support enterprise software that helps organizations simplify business complexity. Our powerful low-code platform for workflow automation and AI-powered decisioning enables the world’s leading brands and government agencies to hyper-personalize customer experiences, streamline customer service, and automate mission-critical business processes and workflows. With Pega, our clients can leverage our intelligent technology and scalable architecture to accelerate their digital transformation. Our client success teams, world-class partners, and clients themselves leverage our Pega Express™ methodology to design and deploy mission-critical applications quickly and collaboratively.
Subscription transition
We are transitioning our business to sell software primarily through subscription arrangements. Until we fully complete our subscription transition, which we expect will occur in 2023, our revenue and operating cash flow growth may be impacted. Operating performance and the actual mix of revenue and new arrangements in each period can fluctuate based on client preferences for our perpetual and subscription offerings.

Coronavirus (‘COVID-19”)
As of December 31, 2021, COVID-19 has not had a material impact on our results of operations or financial condition.
Performance metrics
We use performance metrics to analyze and assess our overall performance, make operating decisions, and forecast and plan for future periods, including:
Annual contract value (“ACV”) | Increased 20% since December 31, 2020
ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for term license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our subscription transition. Foreign currency exchange rate changes were a 1% headwind to ACV growth in 2021.

Remaining performance obligations (“Backlog”) | Increased 25% since December 31, 2020
Expected future revenue from existing non-cancellable contracts:
Stock performance graph and cumulative total shareholder return
•The following performance graph represents a comparison of the cumulative total shareholder return, assuming the reinvestment of dividends, for a $100 investment on December 31, 2016 in our common stock, the Total Return Index for the NASDAQ Composite, a broad market index, and the Standard & Poor’s (“S&P”) North American Technology Sector - Software Index™ (“S&P NA Tech Software”), a published industry index.

Comparison of 5 Year Cumulative Total Return
400
350
300
250
200
150
100
50
2016
2017
2018
2019
2020
2021
Pegasystems Inc.
NASDAQ Composite
S&P NA Tech Software

PEGASYSTEMS INC.
1 Main Street
Cambridge, MA 02142
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on June 21, 2022

This proxy statement contains information about the 2022 Annual Meeting of Shareholders of Pegasystems Inc. The Annual Meeting will be held on Tuesday, June 21, 2022, beginning at 10:00 am, Eastern Daylight Time at 1 Main Street Cambridge, MA 02142. Unless the context otherwise requires, references in this proxy statement to “Pegasystems,” the “Company,” “we,” “us,” or “our” refer to Pegasystems Inc.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on the proxy you submit for the meeting, it will be voted in accordance with the recommendation of the Board of Directors. If you are the record holder of your shares, you may revoke your proxy and change your vote at any time before it is exercised at the meeting by giving our Secretary written notice to that effect or a duly executed proxy bearing a later date or by voting your shares online at the Annual Meeting. Any shareholder owning shares in “street name” may revoke a proxy or change previously given voting instructions by contacting the bank or brokerage firm holding the shares. We first provided access to our proxy materials over the Internet at www.envisionreports.com/PEGA on or about May 9, 2022.

Pursuant to Rule 14a-16 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or Annual Report, as filed with the Securities and Exchange Commission, or SEC, is being made available to shareholders on our website, www.pega.com, and at the following URL: www.envisionreports.com/PEGA.
You may obtain a copy of our Annual Report without charge upon written request to:
Pegasystems Inc.
1 Main Street
Cambridge, MA 02142-1531
Attention: Secretary
The Annual Report does not constitute any part of this proxy statement. Certain documents referenced in this proxy statement are available on our website at www.pega.com. Information contained on our website is not included as part of, nor incorporated by reference into, this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 21, 2022.

This proxy statement and our Annual Report are available for viewing, printing, and downloading at
www.envisionreports.com/PEGA.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will consider and vote on the following matters:
1.To elect to our Board of Directors the seven nominees named in this proxy statement, each for a one-year term.
2.To approve, by a non-binding advisory vote, the compensation of our named executive officers, also referred to as Say on Pay, as described in the “Compensation Discussion and Analysis” section and elsewhere in this proxy statement.
3.To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
How does the Board of Directors recommend that I vote on the Proposals?
The Board of Directors recommends that you vote:
•FOR the election to our Board of Directors of each of the seven nominees named in this proxy statement, each to hold office for a term of one year (Proposal 1);
•FOR the approval, by a non-binding advisory vote, of the compensation of our named executive officers, also referred to as Say on Pay, as described in the “Compensation Discussion and Analysis” section and elsewhere in this proxy statement (Proposal 2); and
•FOR the ratification of the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3).
Who can vote?
To be able to vote, you must have been a Pegasystems shareholder of record at the close of business on April 22, 2022. This date is the Record Date for the Annual Meeting. On the Record Date, there were 81,818,790 shares of our common stock outstanding and entitled to vote.
How many votes do I have?
Each share of our common stock that you owned on the Record Date entitles you to one vote on each matter before the shareholders at the Annual Meeting.
Is my vote important?
Your vote is important regardless of how many shares you own. Please take the time to vote. Also, please take a moment to read the instructions below.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
We are pleased to comply with the SEC rules that direct companies to distribute their proxy materials over the Internet, as we have done in past years. As a result, we have sent our shareholders and beneficial owners a Notice of Internet Availability of Proxy Materials, or the Availability Notice, instead of paper copies of this proxy statement, our proxy card, and our Annual Report. Detailed instructions on how to access these materials over the Internet may be found in the Availability Notice. This proxy statement and our Annual Report are available for viewing, printing, and downloading at www.envisionreports.com/PEGA.
I prefer to read my proxy materials on paper. How do I get paper copies?
The Availability Notice contains instructions on how to request paper copies by phone, email, or the Internet. You will be sent the materials by first class mail within three business days of your request, at no cost to you. If you receive your proxy materials by mail, you may vote your shares by completing, signing, and dating the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. Once you request paper copies, you will continue to receive the materials in paper form until you instruct us otherwise. Please note, however, that the online proxy materials will also be in a format suitable for printing on your own printer.
How can I vote?
If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote over the Internet or by telephone or mail, or you may vote in person at the Annual Meeting. If your shares are held in “street name” by a bank or brokerage firm, please see the first sentence of the “Can I vote if my shares are held in ‘street name’?” section below for instructions regarding how to vote your shares.
Voting by Internet. You may vote your proxy over the Internet by following the instructions provided in the Availability Notice and on the proxy card.
Voting by telephone. You may vote your proxy over the telephone by following the instructions provided in the Availability Notice and on the proxy card.

Voting by mail. You may vote your proxy by printing, completing, signing, and dating the proxy card that accompanies this proxy statement and promptly mailing it in accordance with the instructions provided on the proxy card. The shares you own will be voted according to the instructions on the proxy card you submit. If you return the proxy card but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends that you vote FOR the director nominees, and FOR Proposals 2 and 3.
Voting in person at the Annual Meeting. If you attend the Annual Meeting, you may vote by delivering your completed proxy in person or by completing a ballot. Ballots will be available at the Annual Meeting.
Can I vote my shares by filling out and returning the Availability Notice?
No. The Availability Notice contains instructions on how to vote over the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online during the Annual Meeting.
Can I vote if my shares are held in “street name”?
If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your voting instruction form.
Under the applicable rules of the NASDAQ Global Select Market, or Nasdaq, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 3) is considered to be a “discretionary” item under Nasdaq rules, and your bank or brokerage firm will be able to vote on this item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 2) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these items, your broker is not permitted to vote with respect to these proposals, and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.
Can I change my vote after I have submitted my proxy?
Yes. If your shares are registered in your name, you can revoke your proxy and change your vote at any time before the polls close for the Annual Meeting by doing any one of the following things:
•signing another proxy with a later date;
•giving our Secretary a written notice before or at the Annual Meeting that you want to revoke your proxy;
•voting over the Internet or telephone by following the instructions provided in the Availability Notice and on the proxy card by 1:00 a.m., Eastern Daylight Time, on June 21, 2022; or
•voting in person at the Annual Meeting.
Your attendance at the Annual Meeting alone, without also voting, will not revoke your proxy.
If your shares are held in “street name” and you wish to revoke a proxy, you should contact your bank or brokerage firm and follow its procedures for changing your voting instructions.
What constitutes a quorum?
In order for business to be conducted at the Annual Meeting with respect to a particular matter, a quorum must be present in person or represented by valid proxies for that particular matter. For each of the proposals described in this proxy statement, a quorum consists of the holders of a majority of the shares of common stock issued and outstanding on April 22, 2022, the Record Date, which is approximately 40,909,396 shares of our common stock.
Shares of common stock represented in person or by proxy, including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon, will be counted for the purpose of determining whether a quorum exists. A share once represented for any purpose at the Annual Meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless (1) the shareholder attends solely to object to lack of notice, defective notice, or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new Record Date is set for that adjourned meeting.
If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?
Proposal 1: Election of Directors. Under our Amended and Restated Bylaws, with respect to each of the seven nominees for director, the number of votes cast at the Annual Meeting in favor of such nominee must represent a majority of the votes entitled to be cast in an election of directors by all issued and outstanding shares of common stock on the Record Date. This means that if any nominee is one of the seven nominees receiving the highest number of votes cast at the Annual Meeting, but the number of votes cast for such nominee does not represent a majority of the votes entitled to be cast in an election of directors by all issued and outstanding shares, such nominee will not be elected as a director. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote your shares with respect to this proposal.
Proposal 2: Advisory Vote on Executive Compensation. Our Board of Directors is seeking a non-binding advisory vote to approve the compensation of our named executive officers. Under our Amended and Restated Bylaws, approval for such non-binding resolution requires that the votes cast in favor exceed the votes cast in opposition. While this vote is non-binding and advisory in nature, our Board of Directors and Compensation Committee will consider the outcome of the vote when determining executive compensation arrangements. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote your shares with respect to this proposal.
Proposal 3: Ratification of the Independent Registered Public Accounting Firm. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 will be approved if the votes cast in favor exceed the votes cast in opposition. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal.
How will votes be counted?
Each share of common stock will be counted as one vote according to the instructions contained on a properly completed proxy card, whether submitted by mail, over the Internet, by telephone, or voted online at the Annual Meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, if they either (1) indicate that the shareholder abstains from voting on a particular matter or (2) are broker non-votes. Banks and brokers that do not receive instructions with respect to Proposals 1 and 2 will not be allowed to vote these shares, which will then be counted as “broker non-votes” instead of votes “for” or “against.”
Abstentions and broker non-votes will have no effect on the outcome of voting with respect to Proposal 2 (Advisory Vote on Executive Compensation) and Proposal 3 (Ratification of the Independent Registered Public Accounting Firm), because these proposals will be approved if the votes cast at the Annual Meeting in favor of the proposal exceed the votes cast at the Annual Meeting opposing the proposal. Abstentions and broker non-votes, however, will have the effect of negative votes with respect to Proposal 1 (Election of Directors), because, as described above, this proposal requires the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast at the Annual Meeting by all issued and outstanding shares of common stock on the Record Date.
Who will count the votes?
The votes will be counted, tabulated, and certified by our transfer agent and registrar, Computershare. Matthew J. Cushing, our Vice President, Chief Commercial Officer, General Counsel, and Secretary, will serve as the inspector of elections at the Annual Meeting.
Will my vote be kept confidential?
Yes. Your vote will be kept confidential and we will not disclose your vote unless (1) we are required to do so by law, including in connection with the pursuit or defense of a legal or administrative action or proceeding, or (2) there is a contested election for the Board of Directors. The inspector of elections will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure of your identity on your proxy card.
Will any other business be conducted at the Annual Meeting or will other matters be voted on?
No. Under the laws of Massachusetts, where we are incorporated, an item may not be brought before our shareholders at a shareholder meeting unless it appears in the notice of the meeting. Our Amended and Restated Bylaws establish the process for a shareholder to bring a matter before a meeting. See the “How and when may I submit a shareholder proposal for the 2023 Annual Meeting?” section below.
Where can I find the voting results?
We will report the voting results in a Current Report on Form 8-K, which will be filed with the SEC no later than four business days after the Annual Meeting.
How and when may I submit a shareholder proposal for the 2023 Annual Meeting?
If you are interested in submitting a proposal for inclusion in the proxy statement for the 2023 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 under the Exchange Act and in our Amended and Restated Bylaws. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for the 2023 Annual Meeting of Shareholders at our principal corporate offices in Cambridge, Massachusetts as set forth below no later than December 30, 2022.

In addition, our Amended and Restated Bylaws require that we be given advance written notice for nominations for election to our Board of Directors and other matters that shareholders wish to present for action at an annual meeting other than those to be included in our proxy statement under Rule 14a-8. The Secretary must receive such notice at the address noted below not less than 120 days or more than 150 days before the first anniversary of the date on which our proxy statement was released to shareholders in connection with the prior year’s meeting. However, if the date of our annual meeting is advanced or delayed by more than 30 days from the anniversary date of the prior year’s meeting (or no proxy statement was delivered to shareholders in connection with the prior year’s meeting), then we must receive such notice at the address noted below not earlier than the 120th day before such annual meeting and not later than the close of business on the later of (1) the 90th day before such annual meeting and (2) the 10th day following the day on which public notice of the meeting date is first made. Assuming that the 2023 Annual Meeting is held between May 23, 2023 and July 22, 2023, you would need to give us appropriate notice at the address noted below no earlier than November 30, 2022 and no later than December 30, 2022. Notwithstanding the foregoing, the postponement or adjournment of any annual meeting for which notice has been provided to shareholders shall not commence a new time period for giving the shareholders’ notice. If a shareholder does not provide timely notice of a nomination or other matter to be presented at the 2023 Annual Meeting, under Massachusetts law, it may not be brought before our shareholders at a meeting.
In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than April 22, 2023. Our Amended and Restated Bylaws also specify requirements relating to the content of the notice that shareholders must provide to the Secretary for any matter, including a shareholder proposal or nomination for director, to be properly presented at a shareholder meeting. A copy of the full text of our Amended and Restated Bylaws is on file with the SEC.
Any proposals or notices should be sent to:
Pegasystems Inc.
1 Main Street
Cambridge, MA 02142-1209
Attention: Vice President, Chief Commercial Officer, General Counsel, and Secretary
Who will bear the costs of soliciting these proxies?
We will bear the costs of solicitation of proxies. We will request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of shares of our common stock they hold in such shareholders’ names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
How can I obtain an Annual Report on Form 10-K?
Our Annual Report is available in the “Investors” section of our website at www.pega.com, as well as at the following URL: www.envisionreports.com/PEGA. If you would like a paper copy of our Annual Report on Form 10-K, we will send it to you without charge.
Please contact:
Pegasystems Inc.
1 Main Street
Cambridge, MA 02142-1209
Attention: Vice President, Chief Commercial Officer, General Counsel, and Secretary
Telephone: (617) 374-9600
Whom should I contact if I have any questions?
If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Matthew J. Cushing, Vice President, Chief Commercial Officer, General Counsel, and Secretary of Pegasystems Inc. at the address or telephone number listed above.
Householding of Annual Meeting Materials
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the address or telephone number listed above.
If you want to receive separate copies of the proxy statement or Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, which, except as otherwise noted below, is as of February 16, 2022, with respect to the beneficial ownership of our common stock by:
•the shareholders we know to beneficially own more than 5% of our outstanding common stock (based solely on our review of Schedules 13G filed with the SEC);
•each director named in this proxy statement;
•each executive officer named in the Summary Compensation Table included in this proxy statement; and
•all our executive officers and directors as a group.
Unless otherwise indicated, the address of each person listed below is c/o Pegasystems Inc., 1 Main Street, Cambridge, MA 02142.

	NUMBER OF SHARES OWNED		SHARES ACQUIRABLE WITHIN 60 DAYS(1)	TOTAL SHARES BENEFICIALLY OWNED(2)		PERCENTAGE OF SHARES BENEFICIALLY OWNED(3)
5% Shareholders
Alan Trefler (4)	39,829,097		151,576	39,980,673		49.0%
Bares Capital Management, Inc.	4,903,185	(5)	—	4,903,185	(5)	6.0%
Luxor Capital Group, LP	4,507,157	(6)	1,000,000	5,507,157	(6)	6.7%
Directors
Alan Trefler	†		†	†		†
Peter Gyenes	5,890		10,350	16,240		*
Richard Jones (7)	608,350		10,350	618,700		*
Christopher Lafond	3,371		10,350	13,721		*
Dianne Ledingham	10,737		10,350	21,087		*
Sharon Rowlands	17,796		10,350	28,146		*
Larry Weber	4,477		10,350	14,827		*
Named Executive Officers
Alan Trefler	†		†	†		†
Kenneth Stillwell	6,873		42,031	48,904		*
Rifat Kerim Akgonul	47,228		65,611	112,839		*
John Gerard Higgins	795		8,453	9,248		*
Michael Pyle	7,405		81,930	89,335		*
Hayden Stafford (8)	8,109		35,646	43,755		*
Leon Trefler	20,020		177,340	197,360		*
All executive officers and directors as a group (9)	40,572,119		644,561	41,216,680		50.5%
* Represents beneficial ownership of less than 1% of our outstanding common stock.
† See 5% Shareholders above.
(1) The number of shares of common stock beneficially owned by each person is determined under the SEC’s rules. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has sole or shared voting or investment power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options or vesting of restricted stock units (“RSUs”). Unless otherwise indicated, for each person named in the table, the number in the “Shares Acquirable within 60 Days” column consists of shares covered by stock options that may be exercised and RSUs that vest within 60 days after February 16, 2022.
(2) To our knowledge, unless otherwise indicated, all the persons listed in the table above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(3) The percent ownership is calculated by dividing each person’s total shares beneficially owned by 81,654,500 shares, which was the number of shares of our common stock outstanding on February 16, 2022.
(4) As reported in the Schedule 13G, Amendment #21, filed with the SEC on February 14, 2022 by Mr. Trefler. Includes 36,000 shares of common stock held by the Trefler Foundation, of which Mr. Trefler is a trustee. Mr. Trefler has shared voting and dispositive control over such shares, but has no pecuniary interest with respect to such shares. As of February 16, 2022, includes 998,800 shares of common stock pledged or held in margin securities accounts maintained at brokerage firms.
(5) Represents shares of common stock beneficially owned as of December 31, 2021, based on a Schedule 13G filed with the SEC on February 15, 2022 by Bares Capital Management, Inc. (“Bares Capital Management”). Such filing states that Bares Capital Management and Brian Bares have shared voting and dispositive power with respect to 4,903,185 shares. In such filing, Bares Capital Management lists its address as 12600 Hill Country Blvd., Suite R-230, Austin, TX 78738.
(6) Represents shares of common stock beneficially owned as of December 31, 2021, based on a Schedule 13G, Amendment #1, filed with the SEC on February 14, 2022 by Luxor Capital Group, LP (“Luxor Capital”). Such filing states that Luxor Capital has shared voting and dispositive power with respect to 5,507,157 shares. In such filing, Luxor Capital lists its address as 1114 Avenue of the Americas, 28th Floor, New York, New York 10036.
(7) Includes 32,490 shares held by the Jones Family Foundation for which Mr. Jones has voting and dispositive power over such shares, but has no pecuniary interest with respect to such shares. Includes 427,691 shares held by the Richard H. Jones Revocable Trust for which Mr. Jones has sole voting and investment power over such shares, of which 282,672 shares of common stock are pledged or held in margin securities accounts maintained at brokerage firms as of February 16, 2022. Includes 13,124 shares held by the Patricia Jones Revocable Trust, 31,065 shares held by the Patricia Jones Irrevocable (Dynasty) Trust and 86,799 shares held by the Patricia Jones Irrevocable Cornerstone Trust for which Mr. Jones’ spouse has sole voting and dispositive power over such shares.
(8) As disclosed in the Company’s Form 8-K filed February 16, 2022, Mr. Stafford resigned as an executive officer of the Company effective March 4, 2022. Mr. Stafford was a named executive officer for fiscal year 2021, but is no longer an executive officer or employee of the Company.

(9)Includes all 14 persons who were directors or executive officers of Pegasystems on February 16, 2022.

PROPOSAL 1 – ELECTION OF DIRECTORS
This year our Board of Directors has nominated Peter Gyenes, Richard Jones, Christopher Lafond, Dianne Ledingham, Sharon Rowlands, Alan Trefler, and Larry Weber for election to the Board of Directors.
The persons named in the proxy card as proxies will vote to elect each of the nominees, unless you vote against the election of one or more nominees or abstain from voting on the election of one or more nominees, in each case, by affirmatively marking the proxy card to that effect (or through Internet or telephonic voting). Each of our nominees has indicated their willingness to serve, if elected. However, if any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for the election of a substitute nominee designated by our Board of Directors, or the Board of Directors may reduce the number of directors. Proxies may not be voted for more than seven persons.
There are no family relationships among any of our executive officers or directors, with the exception of Alan Trefler, our Chairman and Chief Executive Officer, whose brother, Leon Trefler, is our Chief of Clients and Markets effective as of February 2022 . Unless otherwise noted, we refer to Alan Trefler as Mr. Trefler and Leon Trefler as Leon Trefler in this proxy statement.
The Board of Directors recommends that you vote FOR the election of the nominees as directors, and proxies solicited by the Board of Directors will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.
DIRECTOR QUALIFICATIONS
The following information is furnished with respect to each of our directors, as of April 1, 2022. The information presented details the characteristics, qualifications, attributes, and skills that led to the Board of Directors’ conclusion that each of our directors is qualified to serve on the Board of Directors, including significant professional experience and service on the boards of other companies. It includes information each director has given us about their age, all positions they hold with us, and their principal occupation and business experience during at least the past five years, including the names of other publicly-held companies of which they serve or have served as a director. Additionally, it is our view that each director exhibits integrity and high ethical standards, as well as sound business judgment and acumen, which are valued and expected characteristics for our directors. Information about the number of shares of common stock beneficially owned by each director, directly and indirectly, appears above under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Director Diversity Matrix
The following Board Diversity Matrix presents information regarding our Board diversity in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of April 1, 2022)
Total Number of Directors: 7
	Female	Male
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
White	2	5

Director Diversity
We aim to create and maintain a Board with a diversity of skills and attributes that is aligned with our current and anticipated strategic needs. We value diversity and believe that diversity among our directors’ personal and professional experiences, opinions, perspectives, and backgrounds is desirable. We seek to achieve diversity through our thoughtful selection of qualified candidates. Our candidates, as more fully described below, have experience in, among other areas: leadership, technology, international operations and growth, and sales and marketing.

NOMINEES FOR ELECTION FOR A TERM OF ONE YEAR EXPIRING IN 2023
•Peter Gyenes, 76, has been a member of our Board of Directors since March 2009. He also serves on our Audit and Nominating and Corporate Governance Committees. Mr. Gyenes has over four decades of experience in global technical, sales, marketing, and general management positions within the software and computer systems industries. Mr. Gyenes is a Trustee Emeritus of the Massachusetts Technology Leadership Council. Mr. Gyenes previously served on the boards of RealPage, Inc. (until 2021), Sophos plc (until 2020), Information Builders, Inc. (until 2020), Carbonite (until 2019), IntraLinks, Inc. (until 2017), Epicor (until 2016), EnerNOC Inc. (until 2016), Appfluent Technologies (until 2015), and Cimpress NV (until 2015). He served as Chairman and CEO of Ascential Software, as well as of its predecessor companies VMark Software, Ardent Software, and Informix, and led its growth into the data integration market leader from 1996 until it was acquired by IBM in 2005. Previously, Mr. Gyenes served as President and CEO of Racal InterLan, Inc., and in executive positions at Data General Corporation, Encore Computer Corporation, and Prime Computer, Inc. Earlier in his career, he held sales and technical positions at Xerox Data Systems and IBM. He is a graduate of Columbia University where he received both his B.A. in mathematics and his M.B.A. degree. Mr. Gyenes was awarded the 2005 New England Region Ernst & Young Entrepreneur of the Year award in Software. We believe Mr. Gyenes’ qualifications to serve on our Board of Directors include his decades of leadership roles for global technology companies, including his positions as a chief executive officer and director of publicly traded companies, as well as his proven ability to bridge strategy with operational excellence and his experience with mergers and acquisitions.

•Richard Jones, 70, joined Pegasystems in October 1999, serving as President and Chief Operating Officer until September 2002. Mr. Jones was a part-time employee of Pegasystems from July 2002 to July 2007. Mr. Jones was elected as a member of our Board of Directors in November 2000, and served as Vice Chairman from September 2002 to July 2007. In July 2011, he was elected a member of our Compensation Committee and of our Nominating and Corporate Governance Committee. Mr. Jones also serves on the Board of Directors of Western Oncolytics LLC and KaliVir, Inc., both private companies developing novel therapies for cancer. From 1995 to 1997, Mr. Jones served as a Chief Asset Management Executive and member of the Operating Committee at Barnett Banks, Inc., which at the time was among the nation’s 25 largest banks. From 1991 to 1995, he served as Chief Executive Officer of Fleet Investment Services, a brokerage and wealth management organization. His prior experience also includes serving as Executive Vice President with Fidelity Investments, an international provider of financial services and investment resources, and as a principal with the consulting firm of Booz, Allen & Hamilton. Since June 1995, Mr. Jones has served as Chairman of Jones Boys Ventures, a retailer. Mr. Jones also serves as a director of Buyers Access, LLC, a purchasing and cost control specialist for the housing market, as well as Colo5, LLC, an independent data center operator, and is currently a Trustee of Episcopal High School Foundation in Jacksonville, Florida. Mr. Jones holds an undergraduate degree from Duke University, with majors in both economics and management science. He also holds an M.B.A. degree from the Wharton School of the University of Pennsylvania. We believe Mr. Jones’ qualifications to serve on our Board of Directors include his two decades of executive management, his financial expertise and business acumen, and his experience gained while serving as Pegasystems’ President and Chief Operating Officer.
•Christopher Lafond, 56, has been a member of our Board of Directors since April 2019. In 2020, Mr. Lafond was elected as the Chair of our Audit Committee. Mr. Lafond currently serves as the Chief Executive Officer and member of the board of Insurity, Inc., a role he has held since August 2019. From November 2017 to August 2019, he served as Insurity’s Chief Financial Officer. From June 2015 to June 2017, Mr. Lafond served as the Executive Vice President and Chief Financial Officer of Intralinks Holdings, Inc. From October 1995 to June 2014, Mr. Lafond held a variety of roles at Gartner, Inc., including as Executive Vice President and Chief Financial Officer from 2003 to 2014. Previously at Gartner, he served as Chief Financial Officer for Gartner’s North America and Latin America operations, Group Vice President and North American Controller, Director of Finance, Vice President of Finance and Assistant Controller. From August 2017 to January 2019, Mr. Lafond was a member of the board of Sirius Decisions Inc. Since March 2019, Mr. Lafond has served as a member of the Small Business Advisory Committee of the Financial Accounting Standards Board (“FASB”). Mr. Lafond holds a B.A. in Economics from the University of Connecticut and an M.B.A. degree from the Columbia University Graduate School of Business. Mr. Lafond’s qualifications to serve on our Board of Directors include his extensive leadership experience and financial expertise, including positions as Chief Financial Officer and member of the board of Insurity, Inc., and as Chief Financial Officer for several companies.
•Dianne Ledingham, 59, has been a member of our Board of Directors since September 2016. In January 2017, she was elected a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Ms. Ledingham is a Senior Partner in Bain & Company’s Boston office, a leader in Bain’s Customer Strategy & Marketing practice, and the firm’s Telecom, Media and Technology practice. With her 30-plus year tenure at Bain, Ms. Ledingham is one of the firm’s most prominent leaders in commercial and sales excellence with experience across a range of industries and particular depth in technology and software. In addition, Ms. Ledingham has served on each of Bain’s governance committees including serving on Bain’s Board of Directors, serving on Bain’s Global Compensation and Promotion Committee, including as elected Chair, and serving on Bain’s Global Nominating Committee, as elected Chair. Additionally, Ms. Ledingham is currently serving on the board of City Year Boston, and former Chair, as well as Treasurer on the board of Ventures for Hope. Ms. Ledingham holds a degree in electrical engineering with honors from Brown University and an M.B.A. degree with distinction from Harvard Business School. We believe Ms. Ledingham’s qualifications to serve on our Board of Directors include her significant business and marketing experience, including her experience as the founding global leader for Sales and Channel Effectiveness within Bain’s Customer Strategy and Marketing practice.

•Sharon Rowlands, 63, has been a member of our Board of Directors since April 2016. In January 2017, she was elected a member of the Nominating and Corporate Governance Committee and as the Chair of our Compensation Committee. Ms. Rowlands currently serves as President and Chief Executive Officer of Newfold Digital, Inc., (formerly Web.com) a marketing solutions company. From November 2017 to January 2019 she served as President of USA Today Network Marketing Solutions at Gannett Co. From 2014 to 2018, Ms. Rowlands served as the Chief Executive Officer and member of the board of ReachLocal, Inc., an Internet-based advertising and marketing company which specialized in search engine marketing, marketing analytics, and display advertising. Ms. Rowlands has more than 20 years of experience serving small to enterprise level businesses in leadership roles. Ms. Rowlands currently serves as an advisor on the board of Sonihull, a company that provides ultrasonic anti-fouling solutions. Ms. Rowlands is also currently serving as a director and the chair of the compensation committee of the board of directors for Everbridge, a public company that develops critical event management software, and The Glimpse Group, a private company developing virtual and augmented reality software and services. From 2011 to 2013, she was the Chief Executive Officer and member of the board of Altegrity, Inc., which provides security and risk management solutions to government and commercial clients. From 2008 to 2011, Ms. Rowlands was the Chief Executive Officer of Penton Media, Inc., a business-to-business information provider producing more than 110 magazines and associated websites, and about 60 industry events. From 1997 to 2008, Ms. Rowlands held a variety of roles including Chief Executive Officer from 2005 to 2008, at Thomson Financial Inc., a provider of market and securities data and other financial services for brokerages, investment bankers, traders, and other investment professionals. From 2015 to 2018, Ms. Rowlands served on the Board of Directors of the Local Search Association, a not-for-profit industry association of media companies and technology providers. From 2010 to 2016, she served on the board of ReachLocal, Inc. From 2010 to 2014, Ms. Rowlands served on the board of Constant Contact, Inc. From 2008 to 2011, she served on the board of Automatic Data Processing, Inc. Ms. Rowlands holds a B.A. in History from the University of Newcastle, Newcastle-Upon-Tyne and a Postgraduate Certificate in Education from Goldsmiths, University of London. We believe Ms. Rowland’s qualifications to serve on our Board of Directors include her extensive leadership experience, including positions as Chief Executive Officer and as a director for several public and private companies.
•Alan Trefler, 66, a founder of Pegasystems, has served as Chief Executive Officer and Chairman of the Board of Directors since Pegasystems was organized in 1983. Prior to 1983, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a B.A. degree in economics and computer science from Dartmouth College. We believe Mr. Trefler’s qualifications to serve on our Board of Directors include his extensive experience in the software industry, including as our founder, Chief Executive Officer, and Chairman of our Board of Directors since our inception in 1983.
•Larry Weber, 66, has been a member of our Board of Directors since August 2012. In May 2013, he was elected a member of our Compensation and Nominating and Corporate Governance Committees, and in January 2015, he was elected Chair of our Nominating and Corporate Governance Committee. In June 2021, Mr. Weber was elected a member of our Audit Committee. Mr. Weber has served as the Chief Executive Officer and Chairman of the Board of Racepoint Global, Inc., a digital marketing services ecosystem of marketing service companies organized to help chief marketing officers in their role as builders of communities and content aggregators, since he founded the company in September 2004. From 2017 to 2018, Mr. Weber served on the board as well as the Nominating and Corporate Governance Committee of RMG Networks Holding Corporation, a digital signage provider for most of the Fortune 100 companies. From 2011 to 2013, Mr. Weber also served on the board of Avectra, a provider of web-based association management software (AMS) and social CRM software. In 2001, Mr. Weber founded Weber Shandwick, one of the largest public relations agencies in the world. Mr. Weber is also a co-Founder and Chairman of the Board of the Massachusetts Innovation & Technology Exchange (MITX), one of the largest interactive advocacy organizations in the world. Mr. Weber has authored four books: Marketing to the Social Web: How Digital Customer Communities Build Your Business; Everywhere: Comprehensive Digital Business Strategy for the Social Media Era; Sticks and Stones: How Digital Business Reputations are Built Over Time and Lost in a Click; and The Provocateur: How a New Generation of Leaders are Building Communities, Not Just Companies. Mr. Weber holds a B.A. in English from Denison University, Ohio and a M.F.A. in Writing and Literature from Antioch College, Oxford. We believe Mr. Weber’s qualifications to serve on our Board of Directors include his extensive experience in the global marketing and public relations industry, including positions as founder and Chairman of the Board for Racepoint Global, Inc., and as a director for several companies.
CORPORATE GOVERNANCE
GENERAL
We believe that good corporate governance is important to ensure that Pegasystems is managed for the long-term benefit of its shareholders, and we are committed to maintaining sound corporate governance principles. During the past year, we continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the existing and proposed rules of the SEC, and the listing standards of Nasdaq.
We have adopted policies and procedures that we believe are in the best interests of Pegasystems and our shareholders. In particular, we have the following policies and procedures:

•Declassified Board of Directors. We have a declassified Board of Directors and our Amended and Restated Bylaws provide for one-year terms for our directors. All nominees will stand for election or re-election to one-year terms at this Annual Meeting.
•Majority Voting for Election of Directors. Our Amended and Restated Bylaws provide for a majority voting standard in director elections, so a nominee is elected to the Board of Directors if they receive a majority of the votes entitled to be cast in an election of directors by all issued and outstanding shares of common stock.
•No Hedging Policy. Pursuant to our Insider Trading Policy, we prohibit all hedging transactions or short sales involving Pegasystems securities by our directors and employees, including our executive officers.
The Board of Directors has approved Corporate Governance Guidelines which provide a framework for corporate governance. These guidelines outline the qualifications required for Board members, the composition and structure of the Board, and the role and responsibilities of the Board. They also detail the various committees of the Board, as well as their structure and purpose. The guidelines address evaluating Board, committee, director and officer performance, establishing executive management talent succession plans, and reviewing pledged or margined shares of the Company’s common stock by executive officers and directors. The Board also implemented stock ownership guidelines for officers and directors. Under these guidelines, our Chief Executive Officer is to own shares equal to three times such person’s annual base salary, directors are to own shares equal to three times such director’s annual cash retainer, and other officers are to own shares equal to one times such person’s annual base salary. Unvested and unearned awards do not count towards satisfaction of the minimum share ownership level. Each director and officer has until 5 years from the later of April 22, 2019 and commencement of services to achieve compliance. Until minimum share ownership is achieved, the applicable director or officer must retain 50 percent of all net shares that vest until minimum share ownership is achieved. In addition, if at the end of the 5-year period a director or officer has not achieved the minimum share ownership level, the director or officer may not sell any shares until the minimum share ownership level is achieved. Currently, each of our directors and officers has satisfied the applicable minimum share ownership level, except for those who are within their first 5 years of service. In addition to the share retention requirements under our stock ownership guidelines, shares acquired under our Employee Stock Purchase Plan (“ESPP”) in offering periods commencing after January 1, 2021 may not be sold, pledged or otherwise transferred prior to one year from their acquisition.
We have a Compliance and Risk Governing Committee composed of senior representatives across the Company that reports to and assists the Audit Committee and the Board as a whole in the oversight of regulatory, compliance and governance matters as well as risk management. The Compliance and Risk Governing Committee oversees our compliance and risk management programs, including policies and procedures for data privacy, cybersecurity, employee health and safety, compliance with anti-corruption and anti-bribery laws, and environmental, social and governance (ESG) matters, including climate-related matters. As discussed in “Corporate Responsibility and Sustainability”, we are focused on the risks created from climate-related matters, and continue to take steps to reduce our impact on the environment, including continued efforts to be carbon neutral, recycling programs and green teams, headquarters that are LEED Gold certified, and a Supplier Code of Conduct in which we expect our suppliers to adopt policies and practices to reduce environmental impact, and to follow all applicable laws, regulations and standards.
We have a written Code of Conduct that applies to our Board of Directors and all our employees, including our principal executive officer, principal financial officer, and principal accounting officer, and to persons performing similar functions.
You can access the current charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, and our Code of Conduct in the “Leadership & Governance” section of our website at www.pega.com or by contacting:
Pegasystems Inc.
1 Main Street
Cambridge, MA 02142-1209
Attention: Vice President, Chief Commercial Officer, General Counsel, and Secretary
Telephone: (617) 374-9600
DETERMINATION OF INDEPENDENCE
A majority of our directors must be “independent directors” as defined by Nasdaq Rule 5605(a)(2). Our Board of Directors has determined that each of our non-employee directors qualifies as an “independent director” because none of them is an executive officer or employee or an individual who has a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. Therefore, our Board of Directors has determined that each of these directors (Peter Gyenes, Richard Jones, Christopher Lafond, Dianne Ledingham, Sharon Rowlands, and Larry Weber) is an “independent director” as defined under Nasdaq Rule 5605(a)(2). There were no other transactions, relationships, or arrangements not disclosed in this proxy statement that were relevant to the independence of the persons serving as members of our Board of Directors in 2021.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT
The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance, rather than directing day-to-day operations. The Board’s primary responsibility is to oversee the management of Pegasystems and, in so doing, serve the best interests of Pegasystems and its shareholders. The Board selects, evaluates, and provides for the succession of executive officers and, subject to shareholder election each year at our annual meeting, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on us. Management keeps the Board informed of Company activity through regular written reports and presentations at Board and committee meetings.
As part of our corporate governance process, our Board of Directors, along with our Audit Committee, oversees the risk management process for Pegasystems, which provides further checks and balances to our leadership structure. The Board has vested its oversight of corporate governance to the Nominating and Corporate Governance Committee. The Board receives reports from members of senior management on the functional areas for which they are responsible. Such reports may include operational, financial, sales, competitive, legal and regulatory, compliance, strategic and other risks, as well as any related management and mitigation. Our Chief Information Security Officer (“CISO”) periodically meets with the Board to inform and update them on our cybersecurity program. In addition, as part of its core functions, the Audit Committee reviews our internal audit, business, and financial controls in collaboration with our senior management, including our Chief Compliance Officer and our Senior Director of Internal Audit, and also receives periodic reports from our CISO.
Since our inception in 1983, Mr. Trefler, our founder, has served as Chairman of our Board of Directors and as our Chief Executive Officer. We believe our leadership structure, which is often adopted by other public companies in the United States, has been effective for us, as evidenced by our solid performance and continued growth. We believe a combined Chairman and Chief Executive Officer, along with independent Board committees and a largely independent Board, provides balanced leadership for the Company. We do not have a lead independent director.
In his dual capacity as both Chairman and Chief Executive Officer, Mr. Trefler provides a strong vision and voice for leading and representing Pegasystems to others, which provides cohesive management and reduces risk of confusion or redundant undertakings or messages. Mr. Trefler effectively serves as a bridge between our Board of Directors and the Company. As our founder, Mr. Trefler has guided us during more than three decades of growth. As such, he is most familiar with our operations and best suited to lead it into the future.
DIRECTOR CANDIDATES
Our shareholders may recommend candidates to the Board of Directors for inclusion in the slate of nominees which the Board recommends to our shareholders for election. The qualifications of recommended candidates will be reviewed by our Nominating and Corporate Governance Committee. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, the name will be included in our proxy card for the shareholders meeting at which his or her election is recommended.
Shareholders may recommend individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting their names and background to the “Pegasystems Inc. Nominating and Corporate Governance Committee” c/o Pegasystems Inc., 1 Main Street, Cambridge, MA 02142-1209, Attention: Secretary. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to our directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Nominating and Corporate Governance Committee will evaluate those candidates, by following substantially the same process, and applying the same criteria, as for new candidates submitted by our directors.
In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria appended to the Nominating and Corporate Governance Committee’s charter. These criteria include the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest, and ability to act in the interest of all shareholders. Diversity is also considered, and the Nominating and Corporate Governance Committee charter specifically dictates that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The Nominating and Corporate Governance Committee considers diversity in the broadest sense, encompassing also director experience, professions, skills, and background.
The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. More specific information regarding each director nominee’s qualifications can be found in the preceding “Election of Directors” section of this proxy statement. No director candidate was recommended to us by any beneficial owner or group of beneficial owners of more than 5% of our common stock.

Shareholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee. Our Amended and Restated Bylaws specify the requirements relating to the timing and the content of the notice that shareholders must provide to the Secretary for a director nomination to be properly presented at a shareholder meeting. See the section entitled “Information about the Annual Meeting and Voting — How and when may I submit a shareholder proposal for the 2023 Annual Meeting?” above.
COMMUNICATIONS FROM SHAREHOLDERS AND OTHER INTERESTED PARTIES TO THE BOARD
The Board of Directors will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Board of Directors will, with the assistance of our Secretary, (1) be primarily responsible for monitoring communications from shareholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he considers appropriate.
Communications can be addressed to the full Board of Directors or individual directors. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we receive repetitive or duplicative communications.
Shareholders and other interested parties who wish to send communications on any topic to the Board of Directors should address such communications to:
Chairman of the Board of Directors
c/o Pegasystems Inc.
1 Main Street
Cambridge, MA 02142-1209
Attention: Vice President, Chief Commercial Officer, General Counsel, and Secretary
BOARD MEETINGS
The Board of Directors met six times in 2021. During 2021, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of which such director was a member. Executive sessions of non-employee directors are held periodically each year, generally in conjunction with regularly scheduled meetings of the full Board. Any non-employee director can request that an additional executive session be scheduled.
Directors are encouraged to attend annual meetings of shareholders, but we have no formal policy requiring such attendance. All then-current directors attended the 2021 Annual Meeting of Shareholders.
BOARD COMMITTEES
The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board. Copies of the charters are posted in the “Leadership & Governance” section of our website at www.pega.com. Each committee reviews the appropriateness of its charter and performs a self-evaluation periodically. All members of the committees are non-employee directors. Mr. Trefler is the only director who is an employee and, as such, is not a member of any of the committees. The Board of Directors has determined that all members of the three standing committees are “independent directors” as defined under Nasdaq Rule 5605(a)(2), and, in the case of the Audit Committee, as further defined under Nasdaq Rule 5605(c)(2), and, in the case of the Compensation Committee, as further defined under Nasdaq Rule 5605(d)(2). The Board of Directors establishes special committees of limited duration to deal with issues not squarely within its purview from time to time. Membership on each standing committee is reflected on the chart below.
Committee Membership

	Audit	Compensation	Nominating and Corporate Governance
Alan Trefler
Peter Gyenes	X		X
Richard Jones		X	X
Christopher Lafond	X(C)		X
Dianne Ledingham		X	X
Sharon Rowlands		X(C)	X
Larry Weber	X	X	X(C)
(C) Denotes Committee Chair.

Audit Committee
We have a standing Audit Committee of the Board of Directors. The Audit Committee assists the Board’s oversight of the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee has the authority to engage any independent legal, accounting, or other advisors that it deems necessary or appropriate to carry out its responsibilities. The Audit Committee was responsible for selecting and appointing Deloitte & Touche LLP, our independent registered public accounting firm. The Board of Directors has determined that Mr. Lafond, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) under Regulation S-K. The Audit Committee oversees our corporate accounting and financial reporting process and risk management. Among other matters it is responsible for determining the engagement of the independent accounting firm; overseeing the process for monitoring auditor independence; overseeing the implementation of new accounting standards; and reviewing non-GAAP financial measures and related disclosures. The responsibilities of our Audit Committee and its activities during 2021 are further described in the “Report of the Audit Committee” contained below. Our Audit Committee held four meetings during 2021.
Compensation Committee
We have a standing Compensation Committee of the Board of Directors. The Compensation Committee evaluates and sets the compensation of our Chief Executive Officer and approves the salaries and bonuses of our other executive officers. The Compensation Committee also approves equity grants, within the guidelines established by our Board of Directors, to our named executive officers and other employees. The responsibilities of our Compensation Committee and its activities during 2021 are further described in the “Compensation Discussion and Analysis” and the “Compensation Committee Report,” each of which is contained below. Our Compensation Committee held five meetings during 2021.
Nominating and Corporate Governance Committee
We have a standing Nominating and Corporate Governance Committee of the Board of Directors. The Nominating and Corporate Governance Committee oversees corporate governance, including our Corporate Governance Guidelines and identification of qualified individuals as needed to recommend to the Board to be nominated for election as directors at the annual meeting of shareholders. The Nominating and Corporate Governance Committee is authorized to retain any such advisors or consultants it deems necessary or appropriate to carry out its responsibilities. For information relating to nominations of directors by our shareholders, see “Director Candidates” above. Our Nominating and Corporate Governance Committee held six meetings in 2021.
CORPORATE RESPONSIBILITY AND SUSTAINABILITY
Corporate Responsibility and Sustainability
We continue to focus on improving the social, economic, and environmental impacts of our business and building off the success of our Environmental, Social, and Governance (“ESG”) committee, comprised of senior leaders across various functions and geographies, formed in 2019. While Corporate Governance is discussed elsewhere in the proxy, this section will highlight our Sustainability, Human Capital, and Information Security initiatives. More information on our ESG initiatives can be found at: https://www.pega.com/corporate-social-responsibility as well as in our inaugural Impact Report found: https://www.pega.com/impact, both of which are included as an inactive reference and the content of which is not incorporated by reference into this proxy statement.

Environmental	Social	Governance
We are committed to reducing the environmental impact of our operations on air, land, and water	We strive to be a responsible corporate citizen and active contributor in communities where our employees, partners, and clients work	We believe that corporate governance is important to ensure that Pegasystems is managed for the long-term benefit of all our stakeholders

Pega Values

Innovative: We are visionaries, challenging ourselves and the status quo to better transform our clients’ organizations for their customers.	Engaging: We actively listen and continuously learn. We are collaborative thought leaders focused on bringing ONE PEGA to our clients.
Inclusive: We are capable of achieving more together. We encourage diverse thinking and collaboration for better outcomes for all.	Genuine: Integrity and authenticity are central to our work. The trust of our clients and the communities around us make us who we are.
Passionate: We love what we do for our clients. And it shows!	Adaptable: Business and technology are constantly changing. So in everything we do, we Build for Change®.

Environmental Sustainability
We continue to take steps to reduce our impact on the environment while empowering our employees to make a real difference. For 2021, we achieved a B- rating on our inaugural carbon disclosure project report, placing us ahead of the average rating for U.S.-based companies. In 2020, we achieved carbon-neutrality in eight key offices, those above 25,000 square feet, by procuring renewable energy certificates and carbon offsets. We continued our efforts to be carbon neutral in 2021 and expanded our number of carbon-neutral offices to 10 of our global offices in scope 1, 2 & 3 categories. Our sustainability initiatives include recycling programs and green teams to engage our employees in sustainability practices globally. Our headquarters building has received Leadership in Energy and Environmental Design (“LEED”) Gold certification and some of our other major offices are located in buildings with similar certifications. We have a Supplier Code of Conduct, in which we expect our suppliers to adopt policies and practices to reduce environmental impact, and to follow all applicable environmental laws, regulations and standards.
Empowering our People
Our Chief People Officer meets regularly with our Board to drive a people-first culture. We have created multiple programs to empower and support our employees and our communities, including:
Global Inclusion & Diversity. “Inclusive” is one of our Pega Values. A truly inclusive culture activates a wellspring of creativity; and, in an increasingly competitive global market, inclusivity is, now more than ever, critical to success. In 2021, Pega received a score of 95 out of 100 with our first-ever submission to the Human Rights Campaign Foundation Corporate Equality Index. We train both managers and individual contributors in our culture and values, including how to create a more inclusive workplace. We have formed the following employee resource groups with a focus on recruitment and retention, career advancement, social impact, and allyship: Black@Pega, Pride@Pega, Veterans@Pega, Women@Pega, Asian@Pega, Latinx@Pega, and PwD@Pega (Persons with Disabilities). We invest in organizations and support programs globally that align with our mission to broaden the pipeline of future technologists from underserved backgrounds.
Employee Development. Employee development underpins our efforts to execute our strategy and continue to create and sell innovative products and services. We continually invest in our employees’ career growth and provide employees with a wide range of development opportunities, including formal and informal learning, mentoring, and coaching. To support our current and future leaders’ development, we currently offer five programs addressing the development of people managers and leaders in a cohort format comprised of all functions and geographies. We also provide educational resources and classes, career training, and education reimbursement programs. In 2021, more than 79% of our employees participated in a formal education program.
PegaUp! Total Well-Being. We are committed to creating an environment that supports our employees’ health and overall well-being, focusing on physical, emotional, financial, and personal wellness. PegaUp! includes such programs as awareness campaigns, fitness classes, guided meditation, and health, wellness, and financial seminars. An important part of well-being is feeling heard. In 2021, in addition to our annual employee survey and continuous feedback tool, we continued to host regular check-in chats with our leadership team to directly address employee questions. To support our employees who are mostly working remotely since the pandemic, we rolled out a periodic “No meeting Fridays” directive for internal meetings – giving employees a break from being “on” and to help reduce digital fatigue. We also have introduced policies to help support flexible work schedules. Recently, in 2022, we have launched a periodic wellness day program to allow employees to disconnect from work and recharge.
PegaCares. We strive to be a responsible corporate citizen and active contributor in the communities where our employees, clients, and partners live and work. We provide opportunities for our employees to regularly give back, including paid time off to volunteer. In 2021, Pega and our employees donated to more than 150 charitable organizations around the globe. We support a variety of local and global nonprofit organizations that align with our focus areas of women and girls in technology, education and youth development, and environmental sustainability. In addition, to help meet some of the most urgent needs of our communities resulting from the COVID-19 pandemic and other unexpected situations, we also focus on global relief and recovery efforts. For example, in 2022, Pega and our employees have provided support to Ukrainian refugees, both by donating to related charities and by volunteering.
Information Security
Information has become one of the most valuable assets of modern businesses and protecting it, in an ever-changing threat landscape, requires a multi-tiered approach. We conduct independent annual red team penetration tests, as well as independent purple team exercises that aim to improve our ability to detect, deter, and defend against threats. Pega Platform is regularly subjected to internal and independent penetration tests as well as source code reviews. Pega Cloud has obtained ISO 27001, ISO 22301, PCI-DSS, FedRamp, Australian IRAP, UK Cyber Essentials Plus, CSA Cloud Security Alliance, HITRUST, and Hébergeurs de Données de Santé (HDS) certifications. We have selected ISO 27001/27002 as our corporate trust anchor, and, to manage cyber risk, we have adopted the ISO 31000 risk management framework. The full list of our certifications and attestations may be found on the Pegasystems trust center (https://www.pega.com/trust) which is included as an inactive reference and the content of which is not incorporated by reference into this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
During 2021 there were no transactions involving more than $120,000, nor are any proposed, between Pegasystems and any executive officer, director, beneficial owner of 5% or more of our common stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest. Leon Trefler, the brother of our Chairman and Chief Executive Officer, Alan Trefler, serves as our Chief of Clients and Markets.
Our Board of Directors adopted a Related Person Transaction Policy, which can be found on the “Leadership & Governance” section of our website at www.pega.com. The policy mandates that we enter into or ratify a related person transaction only when our Board of Directors, or a committee thereof, acting in accordance with the policy, determines that the transaction is either in, or is not inconsistent with, the best interest of Pegasystems and its shareholders. A “related person transaction” for these purposes is defined in the policy to include any transaction or relationship (involving an amount expected to exceed $120,000) between Pegasystems and an individual or entity defined as a “related person” in the policy. Approval or ratification of a related person transaction may be conditioned by the Board of Directors, or committee thereof, directing the related person or Pegasystems to take certain actions to narrow the scope of the relationship, such as: requiring the related person to resign from or change position within an entity involved in the related person transaction; assuring that the related person not be directly involved in negotiating the terms of the related person transaction; limiting the duration or magnitude of the related person transaction; or requiring that information about the related person transaction be documented and delivered to the Board of Directors or committee on an ongoing basis.
DIRECTOR COMPENSATION
Non-employee directors are paid an annual cash retainer of $50,000 and receive an annual equity grant valued at $200,000, or the Annual Equity Grant. The Annual Equity Grant is granted in the form of fifty percent common stock and fifty percent stock options, which are both fully vested when granted.
Additionally, we pay an annual cash retainer to non-employee directors serving on the Audit and Compensation Committees: $15,000 to each Audit Committee member; $27,000 to the Audit Committee Chair; $10,000 to each Compensation Committee member; $20,000 to the Compensation Committee Chair; and, commencing July 2021, $7,500 to the Chair of the Nominating and Governance Committee. Directors do not receive compensation for service as non-Chair members of the Nominating and Corporate Governance Committee. The annual cash retainer and committee retainer payments are payable in full on the date of grant, with such retainers to cover the period from each annual meeting of shareholders to the following year’s annual meeting.
In addition to the above, we also offer to reimburse non-employee directors for expenses incurred in attending Board, committee, or other Company meetings. Alan Trefler is our only director who is also an employee. He receives no compensation for his service as a director.
Non-Employee Director Compensation
The following table provides the total compensation earned by each non-employee director in 2021:

	Fees Earned or Paid in Cash		Stock Awards (1)	Total
Peter Gyenes	$65,000	(2)	$200,000	$265,000
Richard Jones	$60,000	(3)	$200,000	$260,000
Christopher Lafond	$77,000	(4)	$200,000	$277,000
Dianne Ledingham	$60,000	(3)	$200,000	$260,000
Sharon Rowlands	$70,000	(5)	$200,000	$270,000
Larry Weber	$82,500	(6)	$200,000	$282,500
(1) These amounts reflect the dollar amount of the aggregate grant date fair value of awards granted in 2021, in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718.
(2) Consists of Board retainer fees of $50,000 and committee retainer fees of $15,000.
(3) Consists of Board retainer fees of $50,000 and committee retainer fees of $10,000.
(4) Consists of Board retainer fees of $50,000 and committee retainer fees of $27,000.
(5) Consists of Board retainer fees of $50,000 and committee retainer fees of $20,000.
(6) Consists of Board retainer fees of $50,000 and committee retainer fees of $32,500

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
We include in this proxy statement a non-binding, advisory vote on the compensation of our named executive officers in compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
As described in the “Compensation Discussion and Analysis” section of this proxy statement, as well as in the tables set forth in the “Executive Compensation” and the “Compensation Practices Risk Assessment” sections, we seek to align the interests of our named executive officers with our shareholders. Our named executive officers, and most of our other employees, are also shareholders or hold RSUs or options. Our compensation programs contain elements of fixed and variable compensation and are designed to reward our executive officers for achieving short-term and long-term corporate goals while avoiding the encouragement of excessive risk-taking. This non-binding advisory vote is intended to address the overall compensation of our named executive officers and our executive compensation program rather than any specific elements.
Although this vote is advisory in nature and, as such, will not be binding, our Board of Directors and our Compensation Committee will consider the outcome of the vote in evaluating its executive compensation program. Therefore, we are asking our shareholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the shareholders of the Company approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, as described in this proxy statement, including in the ‘Compensation Discussion and Analysis,’ compensation tables, and narrative discussion included therein.”
The Board of Directors recommends that you vote FOR the approval of the compensation of our named executive officers, as described in this proxy statement, and proxies solicited by the Board of Directors will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
This “Compensation Discussion and Analysis” section describes the material elements of our compensation programs for our named executive officers, comprised of our principal executive officer, our principal financial officer, and the three executive officers who were our next most highly compensated executive officers during 2021. All the named executive officers, listed below, were executive officers of the Company as of December 31, 2021, except for Leon Trefler, who, as of April 1, 2021, ceased to be an executive officer of the Company in connection with the then on-going role of Mr. Stafford, though Leon Trefler continued as Senior Vice President of Global Customer Success. As previously disclosed, as of February 16, 2022, Leon Trefler was appointed as Chief of Clients and Markets.
•Alan Trefler, our Chairman of the Board of Directors and Chief Executive Officer (principal executive officer);
•Kenneth Stillwell, our Chief Operating Officer and Chief Financial Officer (principal financial officer);
•Kerim Akgonul, our Chief Product Officer;
•Michael Pyle, our Chief Technology Strategist
•Hayden Stafford, our President of Global Client Engagement (until his resignation effective March 4, 2022); and
•Leon Trefler, our Chief of Clients and Markets.
This section also provides an overview of our executive compensation philosophy and analyzes how and why the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrives at specific compensation decisions and policies.
Our executive compensation is designed to reward performance by our executives and to align the interests of our executives with our shareholders. For 2021, our executive compensation program included the following elements of fixed and variable compensation:
•base salary;
•annual bonus tied to the achievement of corporate goals under our Corporate Incentive Compensation Plan (“CICP”);
•additional cash incentives tied to the achievement of individual, business unit, and/or corporate goals by our executive officers, the attainment of which supports our achievement of our corporate goals;
•equity awards comprised of both stock options and RSUs that vest over time; and
•other perquisites.
The Board of Directors and the Compensation Committee believe that our performance-based executive compensation program effectively correlates pay with performance, and, in doing so, aligns the interests of our shareholders and executives. The program ties significant variable compensation, such as annual bonus opportunities, as well as equity awards, with our achievement of our corporate goals. By linking executive compensation with corporate performance, our executive compensation program promotes shareholder value and our continued growth and success.

Information About Our Executive Officers
The names of our executive officers and certain information about them are set forth below as of February 16, 2022:
Alan Trefler, age 66, founder of Pegasystems, has served as Chief Executive Officer and Chairman of the Board of Directors since the Company was organized in 1983. Prior to 1983, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a B.A. degree in economics and computer science from Dartmouth College.
Kenneth Stillwell, age 51, joined Pegasystems in July 2016 as Senior Vice President, Chief Financial Officer, and Chief Administrative Officer. In April 2021, Mr. Stillwell was promoted to Chief Operating Officer in addition to his role as Chief Financial Officer. Mr. Stillwell previously served as Senior Vice President and Chief Financial Officer of Dynatrace, a leader in digital performance management solutions and Executive Vice President and Chief Financial Officer of SOVOS, a financial compliance SaaS provider. Prior to SOVOS, Mr. Stillwell was at PTC, a publicly-traded software provider, where he served as Division CFO. Mr. Stillwell holds a B.S. in business/economics from the University of Pittsburgh and an M.S. in accounting and finance from the University of South Carolina. Mr. Stillwell is a Certified Public Accountant.
Kerim Akgonul, age 51, joined Pegasystems in 1992 and has served as Senior Vice President of Engineering since January 2014. On April 1, 2021, Mr. Akgonul was named Chief Product Officer. Mr. Akgonul’s professional background encompasses almost thirty years of software development and managerial experience over his tenure at the Company. Mr. Akgonul holds a B.S. in mathematics and computer science from Indiana University of Pennsylvania.
John Higgins, age 48, joined Pegasystems in February 2021 as Head of Global Consulting and Client Success. On March 7, 2022, Mr. Higgins was named Chief of Client & Partner Success. Mr. Higgins joined Pegasystems from Salesforce, where he most recently led International Services for EMEA, APAC and LATAM. Mr. Higgins was with Salesforce from July of 2012 to September 2020. Mr. Higgins holds a B.S. in economics from University College Dublin.
Efstathios Kouninis, age 60, joined Pegasystems in April 2008 as Vice President of Finance. The Board of Directors appointed Mr. Kouninis as the Company’s Chief Accounting Officer in May 2008 and Treasurer in January 2014. From February 2006 to April 2008, Mr. Kouninis served as Chief Financial Officer and Treasurer of Tasker Products Corporation, a publicly-traded manufacturer of antimicrobial chemicals. From November 2004 to February 2006, Mr. Kouninis served on the Staff of the Division of Corporation Finance of the Securities and Exchange Commission. Mr. Kouninis holds a B.S. from the University of Massachusetts, a Post Baccalaureate in accounting, and an M.S. in taxation from Bentley College.
Michael Pyle, age 67, joined Pegasystems in 1985 and has served as Senior Vice President of Engineering since August 2000. As of April 1, 2021, Mr. Pyle was appointed to serve as Pegasystems’ Chief Technology Strategist. Mr. Pyle’s professional background encompasses more than forty years of software development and managerial experience throughout Europe and the United States. Mr. Pyle completed his B.C.S. specializing in computer science and systems programming at the Civil Service College in London.
Hayden Stafford, age 51, joined Pegasystems in June 2020 as President of Global Client Engagement. Mr. Stafford resigned effective March 4, 2022. Mr. Stafford served as Corporate Vice President – Global Microsoft Business Applications at Microsoft Corporation from August 2017 to June 2020 and previously served as Vice President, Global Enterprise Sales, Microsoft Dynamics at Microsoft from May 2014 to August 2017. Prior to that, from June 2012 to May 2014, Mr. Stafford worked at salesforce.com, inc. as Senior Vice President – Industry Business Sales. Mr. Stafford previously worked at IBM in a variety of positions from 2001 to 2012 and at Ernst & Young as a management consultant from 1994 to 2000. Mr. Stafford holds a B.S. in biology and chemistry from St. Lawrence University and an M.B.A. in strategy and business policy from the Weatherhead School of Management at Case Western Reserve University.
Leon Trefler, age 61, joined Pegasystems in April 1998 as an Account Executive for Strategic Business Development. Since then, he has held various senior sales management positions across the Company and in Channel Sales. In 2002, he launched the commercialization of PegaRULES Process Commander, the predecessor to the Pega Platform. From April 2007 to January 2010, Mr. Trefler served as Vice President of Sales, North America, and in January 2010, Mr. Trefler was promoted to Senior Vice President of Sales. In July 2014, the Company re-organized its sales and consulting services functions along geographic regions, and Mr. Trefler served as Senior Vice President of Global Customer Success for the Americas until April 1, 2021, when Mr. Trefler was appointed Senior Vice President of Global Customer Success. In February 2022, Mr. Trefler was named Chief of Clients and Markets. Mr. Trefler holds a B.A. degree from Dartmouth College.
Alan Trefler and Leon Trefler are brothers. There are no other family relationships among any of our executive officers or directors.
ADVISORY VOTE ON EXECUTIVE COMPENSATION, “SAY ON PAY”
In 2021, pursuant to the requirements of Section 14A of the Exchange Act, which was implemented by the Dodd-Frank Act, we conducted an advisory vote of our shareholders on our executive compensation program for our named executive officers, sometimes called “Say on Pay.” Each year, our shareholders have overwhelmingly approved our executive compensation programs with 97% of the votes cast at our 2021 Annual Meeting voting to adopt our “Say on Pay” resolution. We value the feedback of our shareholders. As a result, our compensation program continues to be modeled on the same principles that received the strong support of our shareholders last year. We plan to hold the next shareholder advisory vote on the frequency of voting on “say on pay” at our 2023 annual meeting of shareholders.

OVERSIGHT OF COMPENSATION PROGRAMS
The Compensation Committee
The Compensation Committee oversees all the compensation programs that we offer to our executive officers. In 2021, the Compensation Committee’s schedule of meetings, as well as the agenda items for those meetings, was established by our Chief People Officer, Adriana Bokel Herde, and by Frank Reing, VP of Global People Services, following Ms. Bokel Herde’s departure. Ms. Bokel Herde and Mr. Reing received input from the Chair of the Compensation Committee, Sharon Rowlands, and our Chief Executive Officer, Alan Trefler. During 2021, the Compensation Committee met five times. At those meetings, the Compensation Committee addressed the following matters, among others: discussion and review of the compensation paid to our executive officers, including review and approval of the 2021 base salaries, target bonuses and the CICP for executive officers, in addition to 2021 equity awards granted to our executive officers; review of our 2021 strategic goals and achievement of our 2020 strategic goals; analysis and approval of the bonus payments under the 2020 CICP; review and approval of the 2021 CICP, including approval of the 2021 CICP RSU grants; review and approval of base salary increase budgets for our employees; approval of all grants of stock options and RSUs to our employees; review of the Company’s 401(k) plan; review of the Company’s ESPP; and review and approval of the 2022 CICP and 2022 equity award budget.
Ms. Rowlands has served as the Chair of the Compensation Committee since January 2017.
To facilitate the Compensation Committee’s review of each of the elements of the compensation paid to the executive officers, and to assist with the Compensation Committee’s determination of compensation for 2021, management provided the Compensation Committee with “tally sheets.” These tally sheets detailed each executive officer’s total compensation in 2021, including the cash value of each element of that total compensation, including salary, bonus, additional incentives, equity awards, our 401(k) plan matching contribution, and Company-paid health, dental, and other insurance premiums. The Compensation Committee also considered more detailed information regarding the equity components of executive compensation, including the total value of outstanding “in-the-money” vested stock options and unvested stock options and RSUs and the retention value of such awards.
The Compensation Committee considers the data provided on the tally sheets and the organizational summaries, along with benchmarking information for the role of each executive officer, as further detailed in the “Objectives of Compensation Programs – Benchmarking” section below, when setting executive compensation for the year. The Compensation Committee uses this information to ensure that the total amount of compensation paid to the executive officers is consistent with our total compensation philosophy, rather than focusing only on the base salaries and bonuses of the executive officers.
Compensation and Other Consultants
In 2021, our management utilized Mercer, a business of Marsh McLennan, and The Kelliher Group of Morgan Stanley for consulting services related to our 401(k) defined contribution retirement plan. In 2021, the Company spent approximately $414,000 on Mercer and approximately $198,000 on The Kelliher Group. Mercer assisted with benefit plan design, vendor assessment, cost considerations, and benefit plan oversight, while members of The Kelliher Group participated in meetings of our Retirement Committee, which is composed of representatives from our Finance Department and People Organization and provided fund guidance and regulatory updates.
The Compensation Committee may retain the services of compensation advisors for the purposes of assisting in the determination of executive compensation, and it has the budgetary authority to hire such advisors as it deems necessary, although it did not do so in 2021. The Compensation Committee does not currently engage its own outside consultant for advice because its members are comfortable with the benchmarking data and other supporting information provided by our management and believes they are adequately experienced and equipped to address the relevant issues and provide appropriate executive compensation market data. The Compensation Committee also believes that outside consultants are unnecessary at this time because our executive officers’ compensation is primarily composed of base salary, bonus, and stock option and RSU grants, and does not include more complex elements such as performance-based equity awards.
Role of Executives in Establishing Compensation
In 2021, our People Organization researched appropriate types and levels of compensation for our executive officers and created preliminary recommendations that were presented to Alan Trefler. Mr. Trefler reviewed that data and presented his recommendations to the Compensation Committee in executive session to determine final compensation for our executive officers. Mr. Trefler, along with Ms. Bokel Herde (until her departure), Mr. Reing , and other members of our People Organization management team, attended meetings of the Compensation Committee as required.
The Compensation Committee may form and delegate its authority to one or more subcommittees of members of the Compensation Committee as it deems appropriate from time to time under the circumstances, including a subcommittee consisting of a single member of the Compensation Committee. The Compensation Committee generally does not delegate decisions regarding the compensation of executive officers to management, except that the attainment of each executive officer’s annual cash bonus is tied to that individual’s level of contribution to our strategic goals as determined by Mr. Trefler in consultation with the Compensation Committee and as further described below in this “Compensation Discussion and Analysis” section.
Additionally, Leon Trefler, Chief of Clients and Markets, will be provided an opportunity in 2022 to receive additional performance-based compensation tied to the attainment of individual, business unit, and/or corporate goals established by Alan Trefler, as further described below in this “Compensation Discussion and Analysis” section.

OBJECTIVES OF COMPENSATION PROGRAMS
Compensation Philosophy
The objective of our executive compensation program is to align executive compensation with the achievement of our strategic and financial goals. The program focuses on long-term indicators of the underlying success of our business, rather than on ancillary indicators such as our stock price or earnings per share that may be influenced by other factors and may not necessarily demonstrate the underlying success of our business. Our compensation philosophy is built upon principles of internal equity with respect to each executive’s role relative to others within the Company, external competitiveness, recognition of performance against short and long-term goals, and the sharing of success. Therefore, our compensation program is primarily focused on internal and external benchmarking, and the level of attainment of target goals, most of which are shared goals relating to our overall performance.
Our compensation program is designed to reward superior performance by our executive officers. In measuring the contribution of the executive officers to Pegasystems, the Compensation Committee considers their performance relative to the applicable unit goals such as license signings, profit margins, additional financial metrics, and other specific objectives set by management. While compensation surveys are useful guides for comparative purposes, the Compensation Committee believes that a successful compensation program also requires the application of judgment and subjective determinations of individual and company performance. Therefore, the Compensation Committee applies its judgment when reconciling the program’s objectives with the realities of retaining valued employees.
Benchmarking
In making compensation decisions, management and the Compensation Committee compare each element of total cash compensation against a peer group of business-to-business software companies that the Compensation Committee believes compete with us for executive talent and have similar present and/or projected revenue. These benchmarking companies are listed below. In general, with the exception of our Chief Executive Officer, due to his status as a significant shareholder, the Compensation Committee targets total cash compensation, consisting of base salary and bonuses (“Total Cash Compensation”) to our executive officers that is within the range of the 50th to 75th percentile of the Total Cash Compensation paid to the executive officers of the benchmark companies. In 2021, the target Total Cash Compensation of our named executive officers generally fell within that range, with the exception of our Chief Executive Officer who is compensated below the 50th percentile due to his status as a significant shareholder.
We believe that it is helpful to utilize data from a wide array of comparable companies in order to determine the best pay scales to apply to our executive compensation program. We primarily considered data from Radford, which we believe to have the most relevant and comprehensive data for this purpose.
Generally, the Radford surveys included data and breakout information from software companies based upon annual revenue. The surveys analyze compensation data from several hundred technology companies and provide specific data based on each executive officer’s role. Our primary benchmarks are from software companies with annual revenue ranging from $1 billion to $1.5 billion, which we believe is the most relevant benchmark data for our executive compensation program, as we believe this accurately represents the companies from where we attract talent.
In addition to our standard benchmarking industry survey mentioned above, we review compensation practices of a select group of similar companies, which are benchmarked through the use of proxy statements, because one or more of the following applies: (a) they are of comparable size and revenue; (b) they are in a comparable industry; (c) they are within our geographic market; or (d) they compete with us for talent.
The list of companies below was used as our compensation benchmarking peer group for reviewing and evaluating our 2021 compensation program for our executive officers where there was data for comparable positions:

Guidewire Software	Zendesk
PTC	Nuance Communications
Splunk	Verint Systems
Fair Isaac Corporation

Elements of Compensation
Elements of compensation for our executive officers consist of the following: base salary; annual bonus tied to the achievement of corporate goals; additional cash incentives opportunities tied to the achievement of specific individual, business unit and/or corporate goals by our executive officers, the attainment of which supports our achievement of our corporate goals; equity awards comprised of both stock options and RSUs that vest over time; and other perquisites such as health, disability and life insurance, and a match by Pegasystems of 401(k) defined contribution plan contributions. Further analysis and discussion of each element are described in the chart below and the discussion that follows.

	Objective	Fixed/Variable
Base Salary	Attract and retain highly qualified leaders with market-competitive compensation structure.	Fixed
Bonus – CICP	Link pay with our performance. Reward achievement of our financial and strategic goals.	Variable
Additional Cash Incentives	Link pay with individual, business unit and/or corporate performance. Reward achievement of specific goals.	Variable
Equity Awards (Stock Options and RSUs)	Link pay with our long-term performance. Reward stock price appreciation, promote long-term retention and permit executives to accumulate equity ownership.	Variable
Other Perquisites	Retain talent by providing financial protection and security.	Fixed
Base Salary
Cash compensation in the form of base salary is intended to reflect an executive’s knowledge, skills, and level of responsibility, as well as the economic and business conditions affecting Pegasystems. In determining the salary of each executive officer, the Compensation Committee reviews compensation for comparable positions in other software companies and in other similarly-sized companies contained in published surveys or gleaned from the public disclosure filings of publicly-traded companies, as noted in the “Benchmarking” section above. As discussed above, the Compensation Committee’s approach in 2021 was that Total Cash Compensation for our executive officers should be targeted between the 50th and 75th percentile of the Total Cash Compensation for similarly situated executives in comparable companies with the exception of our Chief Executive Officer who is compensated below the 50th percentile. The base salary of the Chief Executive Officer is 50% of his target Total Cash Compensation. Base salaries are set for our named executive officers at a regularly scheduled meeting of our Compensation Committee in the first quarter of the year. The Compensation Committee also approves the bonus payments based on the prior year’s results and the target bonus levels for the current year.
Bonus – CICP
Annual cash bonuses are intended to reward executive officers for the achievement of our financial and strategic goals. The mechanism that we use to determine whether, and to what extent, annual cash bonuses are paid to our executive officers is the CICP for executive officers, or the Executive Incentive Plan, that is approved by the Compensation Committee each year at a regularly scheduled meeting generally occurring in the first quarter of the year.
For purposes of the Executive Incentive Plan, the performance goals are divided into two categories. The first category is comprised of the corporate financial goals related to bookings and operating income, as approved by the Board of Directors in connection with establishing our annual budget, in the aggregate weighted at 75% of total achievement with, in 2021, with Sales Commissionable Value (“SCV”), Annual Contract Value growth, and margin each weighted at 25%. The second category is comprised of the qualitative strategic goals as approved by the Board of Directors as part of our annual strategic planning, with the strategic goals in the aggregate weighted at 25% of total achievement. Together, these two categories make up a single performance target under the Executive Incentive Plan, or the Corporate Performance Target.
The percentage achievement of the Corporate Performance Target, or the Funding Percentage, determines the extent to which the Executive Incentive Plan is funded. The Executive Incentive Plan is funded with an amount equal to the aggregate target cash bonus amount for our named executive officers multiplied by the Funding Percentage, except that if the Funding Percentage is less than 70% (“threshold funding”) then the Executive Incentive Plan is not funded at all. In 2021, if the Corporate Performance Target had been exceeded, the percentage achievement of the Corporate Performance Target for purposes of funding the Executive Incentive Plan would have been deemed equal to 100% with an opportunity for an enhanced incentive as determined by the Board of Directors in its discretion.
Once the Funding Percentage is determined, the actual bonus payment for each executive officer is subject to adjustment to reflect each individual’s level of contribution to our strategic goals, as determined by the Compensation Committee. Our strategic goals are established each year by our senior management team and describe our key operational initiatives related to strategy and organizational effectiveness, go-to-market transformation and product and service leadership. The Chief Executive Officer assesses each executive officer’s contribution to the overall operational plan and to such executive officer’s specific functional unit. The Compensation Committee determines and approves executive officer compensation and has the discretion to modify individual payout amounts to reflect an individual’s performance.
The target bonus levels established for our executive officers represent management’s and the Compensation Committee’s assessment of a very high level of achievement of specific goals. Where target bonus levels relate to financial goals that are also the subject of our published financial guidance, these goals are generally established at levels that represent over-performance in relation to the guidance that we publish at the beginning of each calendar year. For 2021, the Funding Percentage was 90%, which was consistent with our level of achievement of the Corporate Performance Target for the year.

Additional Cash Incentives
Additional cash incentives have historically been available to several executives other than our Chief Executive Officer based on the achievement of specific individual, business unit, and/or corporate performance goals established by Alan Trefler. In 2021, Mr. Stafford and Leon Trefler were eligible for sales incentive compensation related to the achievement of sales objectives set by our Chief Executive Officer.
Equity Awards
The Compensation Committee utilizes stock options and RSUs as long-term, non-cash incentives and as a means of aligning the long-term interests of executives and shareholders. In the case of stock options, this is because they do not become valuable to the holder unless the price of our stock increases above the fair market value of our stock on the date of grant. In the case of RSUs, an RSU delivers more value than a stock option to the holder if the price of our stock remains constant, but the value to the holder increases if our stock price increases over time.
Stock options deliver to the recipient a right to receive an option to purchase a specified number of shares of our common stock upon vesting, while RSUs deliver to the recipient a right to receive a specified number of shares of our common stock upon vesting. Unlike stock options, which require payment of the exercise price to purchase shares, RSUs do not require an additional payment by the executive officer at the time shares are issued. Therefore, RSUs provide value to our executives even if our stock price remains constant. Additionally, RSUs, while more expensive than options to the Company by approximately a three to one ratio, can be more efficient based upon the benefit to the executive in comparison to the cost to the Company. RSU grants do not result in the same amount of dilution upon issuance to our investors’ ownership as is caused by stock options, because the same incentive associated with options can be provided to the executive with RSUs, but with fewer shares ultimately issued. In determining the value of equity grants to recipients, we value our RSUs at the fair value of our common stock on the grant date, which is the closing price of our common stock on that date, less the present value of expected dividends, as the executive officers or other employees are not entitled to dividends during the requisite vesting period. We value our stock options using a Black-Scholes option valuation model. Equity awards for employees typically vest over a five-year period.
Executive officers and other employees may elect to receive 50% of their target incentive compensation under the Executive Incentive Plan in the form of RSUs instead of cash. As an added incentive, the number of RSUs receivable by executive officers and other employees is determined by dividing 50% of his or her target incentive compensation by an amount equal to 85% of the closing price of our common stock on the date of grant.
If elected pursuant to the Executive Incentive Plan, the equity grant occurs during the open trading period following the public release of our financial results for the prior year and vests 100% on the first anniversary of the date of grant. This typically coincides with the cash payout date for all participants. Vesting is conditioned upon threshold funding of the Executive Incentive Plan, and status as an active employee in good standing with satisfactory performance as of the vesting date. If these conditions are not met, the equity grant does not vest and expires.
Equity Award Granting Practices
Executive officers, and most employees, have typically received an initial equity grant upon joining Pegasystems. Grants to newly hired employees are determined based upon a target financial value associated with their job type, rather than a predetermined number of options or RSUs based on an individual’s level of job responsibilities, which we believe improves our ability to more effectively communicate the value of equity grants to our employees. For all employee positions which are at the director level or above, 50% of the target value is typically granted in stock options and 50% is granted in RSUs. For those employees who hold positions below the director level, equity grants are typically awarded 100% in RSUs.
The Compensation Committee also makes periodic grants of stock options and RSUs to the executive officers, typically on an annual basis. For periodic grants, the number of stock options and RSUs granted to an executive officer is determined by taking into consideration factors such as: (i) equity awards previously granted to the executive; (ii) the executive’s remaining equity awards exercisable and the value of those equity awards; (iii) the performance of the executive; (iv) the anticipated value that an executive will add to Pegasystems in the future; (v) the target value, as discussed above; (vi) the retentive value of equity awards; and (vii) competitive external market data.
We expect to continue to grant periodic equity awards in the future.
Other Perquisites
In addition to the elements of compensation discussed above, we offer the executive officers contributions towards medical, dental, vision, life, accidental death and dismemberment, and disability insurance premiums. We do not offer deferred compensation of any kind, nor do we offer retirement benefits other than a 401(k) defined contribution plan. We typically match, on a quarterly basis, 50% of contributions made by executive officers and other employees to the 401(k) plan, up to 6% of the executive officer’s or employee’s base salary.

EXECUTIVE INCENTIVE PLAN
In February 2021, the Compensation Committee adopted the 2021 Executive Incentive Plan which covered the period from January 1 through December 31, 2021, or the Incentive Period. The 2021 Executive Incentive Plan was designed to establish a pool of funds to be available for making bonus payments to the executive officers if we achieved certain performance goals during the Incentive Period. The aggregate 2021 target cash bonus amount for our named executive officers was $1,718,528. For our Chief Executive Officer, the target bonus represented 100% of his earned base salary; for our Chief Operating Officer and Chief Financial Officer, the target bonus represented 70% of his earned base salary; for our Chief of Clients and Markets and our President of Global Client Engagement, the target bonus represented 50% of each of their earned base salary; for our Chief Technology Strategist and our Chief Product Officer, the target bonus represented 60% of each of their earned base salary. Based on our performance, the Board of Directors determined that the 2021 Funding Percentage would be 90%.
The Compensation Committee has approved the 2022 Executive Incentive Plan. Under the 2022 Executive Incentive Plan, 25% of the plan funding will be based on the attainment of Sales Commissionable Value (“SCV”), 25% based on Annual Contract Value growth, 25% on margin, and 25% based on the attainment of strategic initiatives. Historically, the Compensation Committee has also approved a similar plan for our employees, with the exception of certain of our sales employees who are enrolled in a sales incentive compensation plan.

CHIEF EXECUTIVE OFFICER COMPENSATION
The Compensation Committee believes that the Chief Executive Officer continued to perform at a high level in 2021, and that his performance is not reflected in his salary. The Chief Executive Officer’s comparatively low salary has historically reflected his status as a significant shareholder, and, as such, his personal wealth is tied directly to sustained increases in our value.
Base Salary and Bonus
In 2021, the Chief Executive Officer’s salary remained at $495,000. Under the 2021 Executive Incentive Plan, the target bonus for the Chief Executive Officer was 100% of his earned base salary. In determining the Chief Executive Officer’s bonus for 2021, the Compensation Committee considered the factors described above and ultimately determined that he should be granted a bonus of $223,000 under the 2021 Executive Incentive Plan, representing a payment that is consistent with the 2021 Funding Percentage and reflecting the fact that the Chief Executive Officer opted to receive 50% of his bonus payment in RSUs. Under the 2022 Executive Incentive Plan, the target bonus for the Chief Executive Officer will continue to be 100% of his earned base salary.
Equity
In 2021, in recognition of the Chief Executive Officer’s leadership driving our continued growth and market position and low to market cash compensation, which falls between the 25th and 50th percentile of the market range, the Compensation Committee provided Mr. Trefler with an equity grant valued at $6,500,000, comprised of 50% stock options and 50% RSUs, which falls at approximately the 50th percentile of the market range. In 2022, the Compensation Committee also provided Mr. Trefler with a periodic equity grant valued at $6,500,000, comprised of 100% stock options, in consideration of the above factors. Both grants vest on a five-year schedule.
COMPENSATION FOR OTHER NAMED EXECUTIVE OFFICERS
Base Salary
For 2021, the Compensation Committee authorized base salaries for our named executive officers (other than our Chief Executive Officer and other than Mr. Akgonul who assumed status as an executive officer subsequent to determinations of 2021 base salary) as follows:

	2021		2020	% Increase
Kenneth Stillwell	$478,400	(1)	$460,000	4.0%
Rifat Kerim Akgonul	$427,450	(1)	$420,000	1.8%
Michael Pyle	$400,000		$400,000	—%
Hayden Stafford	$430,000		$430,000	—%
Leon Trefler	$365,000		$365,000	—%
(1) The base salaries of Mr. Stillwell and Mr. Akgonul were increased effective April 1, 2021.

Bonus – CICP
Under the 2021 Executive Incentive Plan, our Chief Operating Officer’s and Chief Financial Officer’s target bonus represented 70% of his respective earned base salary; our Chief Product Officer’s and Chief Technology Strategist’s target bonuses represented 60% of their earned base salaries; our President of Global Client Engagement’s target bonus represented 50% of his earned base salary given his opportunity to earn additional cash incentives in the form of sales commissions as described further below; and for Leon Trefler, our Chief of Clients and Markets, the target bonus represented 50% of his earned base salary given his opportunity to earn additional cash incentives in the form of individual incentive compensation and sales commissions as described further below. For 2021, the Compensation Committee approved bonuses for our named executive officers under the 2021 Executive Incentive Plan consistent with the 2021 Funding Percentage. In 2021, Mr. Stillwell, Mr. Akgonul, Mr. Pyle, and Mr. Stafford opted to receive 50% of their CICP payment in RSUs. Accordingly, for 2021, Mr. Stillwell, Mr. Akgonul, Mr. Pyle, received cash bonuses of $156,000, $119,000, $108,000, respectively. Mr. Stafford resigned effective March 4, 2022, and, at the time of his departure, the Company paid him $96,750 representing the cash payment he would have received on or about March 15, 2022 under the 2021 Executive Incentive Plan.
Under the 2022 Executive Incentive Plan, the target bonus for Mr. Stillwell will represent 70% of his earned base salary. For Mr. Pyle and Mr. Akgonul the target bonuses will represent 50% of their earned base salary, and for Leon Trefler the target bonuses will represent 50% of his earned base salary given his opportunity to earn additional cash incentives. Mr. Stafford resigned effective March 4, 2022 and will not be eligible for his target bonus under the 2022 Executive Incentive Plan.
Additional Cash Incentives
Individual Incentive Compensation
In 2021, Leon Trefler was eligible to receive individual incentive compensation based upon the achievement of specific performance goals established by our Chief Executive Officer. Leon Trefler’s target was $50,000 in individual incentive compensation for the achievement of operational metrics set by our Chief Executive Officer. For 2021, Leon Trefler received $30,000.
Sales Commissions
In 2021, Mr. Stafford and Leon Trefler each had a target sales commission of $516,000 and $310,000, respectively, related to the SCV of cloud, license, and maintenance sales. For 2021, Mr. Stafford’s and Leon Trefler’s actual sales commissions were $402,000 and $235,000, respectively.
In 2022, Leon Trefler will have target sales commissions of $375,000.
Equity
In March 2021, the Compensation Committee approved a periodic equity grant for our named executive officers in the form of 50% stock options and 50% RSUs. Mr. Akgonul had not assumed status as an executive officer as of March 2021 and accordingly did not receive such a grant. The equity grants to Mr. Akgonul in the table below reflects the periodic grants Mr. Akgonul received on March 3, 2020 and March 2, 2021 as part of the employee periodic equity grants prior to becoming an executive officer. All grants vest over the period of five years except for Mr. Pyle’s 2021 and 2020 grants, which vest over a period of three years.

	2021	2020	% Increase
Kenneth Stillwell	$3,000,000	$2,500,000	20.0%
Rifat Kerim Akgonul	$1,200,000	$1,200,000	0.0%
Michael Pyle	$600,000	$600,000	0.0%
Hayden Stafford*	$500,000	$6,500,000	(92.3)%
Leon Trefler	$1,000,000	$1,200,000	(16.7)%
*Hayden Stafford joined Pegasystems in June 2020. The 2020 amount consists of two equity grants effective as of July 1, 2020 and August 1, 2020. As disclosed in the Company’s Form 8-K filed February 16, 2022, Mr. Stafford resigned as an executive officer of the Company effective March 4, 2022. Mr. Stafford was a named executive officer for fiscal year 2021, but is no longer an executive officer or employee of the Company.
SEVERANCE, RETENTION, AND CHANGE IN CONTROL BENEFITS
We have entered into an employment offer letter with Mr. Stillwell containing provisions for additional cash compensation upon termination of employment under certain circumstances. The agreement with Mr. Stillwell provides for a severance payment equal to six months of then-current base salary in the event that his employment is terminated by us without cause. In Mr. Stillwell’s agreement, an additional month of severance will be paid for each year of service with a maximum of 12 months total severance. In addition, in the event of a sale of Pegasystems (as defined in our 2004 Long-Term Incentive Plan, as amended and restated, or the 2004 Long-Term Incentive Plan) and termination of his employment, all unvested stock options and RSUs would be subject to immediate full acceleration of vesting. The terms of Mr. Stillwell’s agreement are more fully described in the “Potential Payments upon Termination or Change in Control” section below. Mr. Stafford was party to a similar agreement with Pegasystems. However, because Mr. Stafford resigned, Mr. Stafford was not entitled to any severance payment. Mr. Stafford resigned effective March 4, 2022, and, at the time of his departure, the Company paid him $96,750 representing the cash payment he would have received on or about March 15, 2022 under the 2021 Executive Incentive Plan.
Our primary rationale for these payments is that we believe that it is standard in our industry to provide a reasonable severance payment to certain high ranking executive officers in the event that they are terminated without cause, and that the absence of such arrangements might jeopardize our chances of hiring and retaining such executives. We limit such post-termination compensation arrangements to situations in which such executive officers are actually terminated, rather than those in which there is a mere change of control.
While this offer letter, which was previously filed with the SEC, does not specifically define what constitutes a termination “without cause,” in this context, we believe that the term “cause” would be construed consistently with Massachusetts case law, which generally defines it to mean, in this context, that we had a reasonable good faith basis for dissatisfaction with the employee, due to lack of capacity or diligence, failure to conform to usual standards of conduct, or other culpable or inappropriate behavior, or grounds for discharge reasonably related, in our good faith judgment, to the needs of the business. There are, or were, no other conditions to the payment of the severance amount.
Under our 2004 Long-Term Incentive Plan, in the event of the sale of Pegasystems, the Board of Directors, acting through a majority of directors who are determined to be “independent directors” under the applicable Nasdaq rules, may, in its discretion, provide that all outstanding RSUs, unvested stock options or other stock-based awards granted under the plan shall be assumed or an equivalent option, right, unit, or restricted stock be substituted by the successor entity; accelerated in full prior to the effective date of the sale of Pegasystems; or cancelled as of the effective date of the sale of Pegasystems; or the Board of Directors may apply any combination of the foregoing.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As discussed above, under the terms of his employment offer letter, if Mr. Stillwell is terminated without cause, he would receive a severance payment equal to six months of his then-current base salary. In addition, Mr. Stillwell would receive an additional month of severance for each year of service with a maximum of 12 months total severance. If Mr. Stillwell had been terminated without cause on December 31, 2021, he would have received a severance payment of $438,533. In addition, in the event of a sale of Pegasystems and the termination of Mr. Stillwell’s employment, all his unvested stock options and RSUs would be subject to immediate full acceleration of vesting. If, on December 31, 2021, Mr. Stillwell had been terminated following a sale of Pegasystems, the value of his accelerated RSUs would have been $3,150,416, and the value of his accelerated stock options would have been $1,800,300, excluding out-of-the-money options. The value of accelerated unvested options as of December 31, 2021 is calculated by taking the difference between the closing price of our common stock on NASDAQ Global Select Market on the last trading day of the fiscal year ($111.82 on December 31, 2021) and the option exercise price and multiplying it by the number of accelerated options. For RSUs, the value represents the closing price of our common stock on the last trading day of the fiscal year multiplied by the number of accelerated units.
Additionally, as noted above, under our 2004 Long-Term Incentive Plan, in the event of the sale of the Company, the Board of Directors may provide that all outstanding RSUs, unexercised stock options or other stock-based awards granted under the plan would accelerate in full prior to the effective date of the sale of the Company. The table entitled “Outstanding Equity Awards at Fiscal Year-End” lists all outstanding equity awards held by our named executive officers as of December 31, 2021. Mr. Stafford was party to a similar agreement with Pegasystems. However, because Mr. Stafford resigned, Mr. Stafford was not entitled to any severance payment. Mr. Stafford resigned effective March 4, 2022, and, at the time of his departure, the Company paid him $96,750 representing the cash payment he would have received on or about March 15, 2022 under the 2021 Executive Incentive Plan.
IMPACT OF REGULATORY REQUIREMENTS
Prior to 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallowed a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its three other most highly compensated executive officers, other than its chief financial officer. Performance-based compensation was excluded from the compensation taken into account for purposes of the $1 million limit if certain requirements were met. Effective in 2018, the Tax Cuts and Jobs Act of 2017 modified Section 162(m) of the Code to eliminate the exception for performance-based compensation, subject to transition relief for certain grandfathered arrangements in effect as of November 2, 2017. In addition, the $1,000,000 limit now applies to all named executive officers, including the chief financial officer, and to any individual who was a named executive officer in any tax year beginning after December 31, 2016. The Compensation Committee will continue to award compensation to our executive officers as it deems appropriate, even though it may not be fully deductible for purposes of Section 162(m). Accordingly, compensation attributable to our Executive Incentive Plan, additional cash incentives, equity awards, or severance may not be fully deductible for the purposes of Section 162(m).
COMPENSATION PRACTICES RISK ASSESSMENT
We have conducted a risk assessment of our compensation programs for executive officers and all other employees. Our Finance, Legal, People Organization, Sales, and Compliance functions reviewed our compensation programs, practices and policies, referred to as the Compensation Programs. Management reviewed and discussed the findings of this review with the Compensation Committee, and with our Disclosure Committee, consisting of representatives from our Finance, Legal, Internal Audit, and Compliance departments. Based upon this assessment, we have concluded that our Compensation Programs are balanced and do not, by design, motivate excessive risk taking by management and other employees.

As part of our risk assessment, we review our Compensation Programs to ensure they are consistent with current market practices. In determining that the programs contained an appropriate mix of risk and reward in relation to our strategy and long-term goals without encouraging excessive risk taking by management and other employees, the following elements were considered:
•In general, compensation consists of a balanced mix of fixed and variable compensation. The fixed component, base salary, provides a stable income stream to employees, including management and executives, while variable compensation, consisting of annual bonuses, and commissions for sales and certain services employees, provides compensation opportunities tied to our company performance and strategic initiatives;
•Annual incentive payments, or bonuses, provide the potential for variable pay based upon the achievement of our annual financial and strategic business objectives. These objectives are set at the company level and are not based upon the results for any one individual, team, or division. Our Board of Directors reviews and approves the corporate funding percentage. Moreover, the Compensation Committee determines and approves executive officer compensation and has the discretion to modify individual payout amounts to reflect an individual’s performance;
•The incentive plans for our sales force align variable compensation with both short- and long-term goals. Commissions are payable on contract signing; however, our incentive plans permit us to recover the value of payments on sales commissions for client non-payment. Corporate controls require a risk-based approach for review and approval of customer contracts by Finance, Legal, and Sales management prior to execution. Our senior management also reviews and approves material nonstandard contract terms; and
•Equity awards, which are granted to most employees, may consist of RSUs and/or stock options, and align employee equity compensation with our long-term success. Additionally, senior level employees receive equity compensation in both RSUs and stock options to further align their interests with those of our stakeholders, including our shareholders. Equity awards typically vest over five years and increase in value if our stock price increases over time. To further mitigate against risk, our equity incentive plan allows for the cancellation and forfeiture, as well as the clawback, of equity awards, and shares obtained pursuant to equity awards, for employee misconduct; and provides that equity awards, and shares obtained pursuant to equity awards, are subject to cancellation, forfeiture, and clawback if we determine that is required by applicable law or company policy as amended from time to time.

CEO PAY RATIO
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer. For 2021, our last completed fiscal year:
•The median of the annual total compensation of all employees (excluding the Chief Executive Officer) (the “median employee”) was $124,978; and
•The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $7,517,898.
Based on this information, for 2021 the ratio of the annual total compensation of our Chief Executive Officer to the median employee was approximately 60 to 1.
To identify the median of the annual total compensation of all employees, we used the following methodology:
•We selected December 1, 2021, which is within the last three months of 2021, as the date upon which we would identify the median employee. As of December 1, 2021, we had 5,837 employees worldwide.
•In determining the employee population to be used to calculate the compensation of the median employee, we included employees in all countries.
•We compared the annual base salary, target bonus, sales commissions, and additional cash incentive compensation for the employee population for the 2021 calendar year. This is referred to as On-Target Earnings.
•Based on the On-Target Earnings of each employee, we identified a cohort, referred to as the Median Cohort, of approximately 585 employees consisting of the median employee and the employees 5% above and 5% below the median On-Target Earnings.
•We examined the applicable payroll data of actual cash earnings for each employee in the Median Cohort, including base salary, bonus, sales commissions, additional cash incentive compensation and car allowance paid in calendar year 2021 and we identified the employee who earned the median actual cash earnings within the Median Cohort. That employee is our median employee.
•A U.S. dollar exchange rate as of a date in December 2021 was applied to compensation reported in a foreign currency.
We combined all elements of the median employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $124,978. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our “Summary Compensation Table” included in this proxy statement under the heading “Executive Compensation.”

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2021:

(in thousands, except per share amounts)	(a) Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Stock Options and Vesting of RSUs(3) (4)	(b) Weighted-average Exercise price per Share of Outstanding Stock Options(5)	(c) Number of Shares of Common Stock Remaining Available for Future Issuance (excluding those in column (a))(6)
Equity compensation plans approved by shareholders(1)	9,234	$74.94	10,417
Equity compensation plans not approved by shareholders(2)	9	$—	—
(1) We currently maintain two equity compensation plans: the 2004 Long-Term Incentive Plan as amended and restated, the (“2004 Plan”) and the 2006 Employee Stock Purchase Plan as amended (“2006 ESPP”). In addition to the issuance of stock options, the 2004 Plan allows for the issuance of stock purchase rights and other stock-based awards, including RSUs. Our shareholders previously approved each of these plans and all amendments that were subject to shareholder approval. See "15. Stock-Based Compensation" in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2021 for additional information.
(2) In connection with our acquisition of In the Chat Communications Inc. on May 10, 2019 and in reliance on the Regulation D exemption from registration requirements under the Securities Act, we granted an employee the right to obtain up to 14 thousand shares of our common stock, which will be issued in five equal tranches contingent upon continued employment. No general solicitation or advertising to market the securities occurred.
(3) The number of shares of common stock issued upon exercise of vested stock options and vesting of RSUs will be less than the 9.2 million shown above because of the “net settlement” feature of most of these stock options and RSUs. This feature enables the Company to withhold shares to cover the cost to exercise stock options and, if applicable, to cover taxes due (in the case of stock options and RSUs) based on the fair value of the shares at the exercise date (in the case of stock options) or vesting date (in the case of RSUs), instead of selling all the shares on the open market to satisfy these obligations. The settlement of exercised stock options and vested RSUs on a net share basis will result in fewer shares issued by the Company.
(4) During 2021, stock option and RSU holders net settled stock options and RSUs representing the right to purchase a total of 2.1 million shares, of which only 1.1 million were issued to the stock option and RSU holders, and the balance of the shares were surrendered to the Company to pay for the exercise price (in the case of stock options) and the applicable taxes (in the case of stock options and RSUs).
(5) The weighted-average exercise price does not consider the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(6) Includes approximately 0.4 million shares remaining available for issuance as of December 31, 2021 under the 2006 ESPP.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth information required under applicable SEC rules about the compensation for 2021, 2020, and 2019 of our named executive officers:

	Year	Salary	Bonus		Stock Awards(1)		Option Awards(2)		Non-Equity Incentive Plan Compensation(3)		All Other Compensation(4)	Total
Alan Trefler Chairman and Chief Executive Officer	2021	$495,000	$—		$3,541,415	(5)(6)	$3,250,033	(5)	$222,750	(7)	$8,700	$7,517,898
	2020	$495,000	$—		$2,500,057	(8)	$2,500,022	(8)	$395,938		$12,630	$5,903,647
	2019	$485,000	$—		$2,500,006	(9)	$2,500,018	(9)	$436,500		$12,300	$5,933,824
Kenneth Stillwell Chief Operating Officer and Chief Financial Officer	2021	$473,588	$—		$1,689,509	(5)(6)	$1,500,003	(5)	$156,492	(7)	$8,700	$3,828,292
	2020	$460,000	$—		$1,439,512	(6)(8)	$1,250,022	(8)	$128,735	(7)	$12,630	$3,290,899
	2019	$445,000	$—		$720,229	(6)(9)	$550,004	(9)	$130,163	(7)	$12,300	$1,857,696
Rifat Kerim Akgonul Chief Product Officer(10)	2021	$424,194	$—		$746,650	(5)(6)	$600,032	(5)	$118,773	(7)	$8,700	$1,898,349
Michael Pyle Chief Technology Strategist	2021	$400,000	$—		$441,282	(5)(6)	$300,007	(5)	$108,000	(7)	$8,700	$1,257,989
	2020	$400,000	$—		$441,335	(6)(8)	$300,002	(8)	$95,915	(7)	$12,630	$1,249,882
	2019	$377,000	$—		$433,201	(6)(9)	$300,015	(9)	$101,790	(7)	$12,300	$1,224,306
Hayden Stafford President of Global Client Engagement(11)	2021	$430,000	$401,585	(12)	$376,660	(5)(6)	$250,026	(5)	$—	(7)	$8,700	$1,466,971
	2020	$248,077	$923,307	(12)	$3,750,162	(13)	$2,750,041	(13)	$99,231		$496	$7,771,314
	2019	$—	$—		$—		$—		$—		$—	$—
Leon Trefler Chief of Clients and Markets	2021	$365,000	$265,188	(14)	$500,090	(5)	$500,014	(5)	$164,250		$8,700	$1,803,242
	2020	$365,000	$312,890	(14)	$707,491	(6)(8)	$600,005	(8)	$72,985	(7)	$12,630	$2,071,001
	2019	$360,000	$304,661	(14)	$605,968	(6)(9)	$500,007	(9)	$81,000	(7)	$12,300	$1,863,936
(1) These amounts reflect the dollar amount of the aggregate grant date fair value of RSU awards granted in the years ended December 31, 2021, 2020, and 2019 in accordance with FASB ASC Topic 718. The calculation of the fair value of RSU awards is set forth in "15. Stock-Based Compensation" in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 16, 2022.
(2) These amounts reflect the dollar amount of the aggregate grant date fair value of stock option awards granted in years ended December 31, 2021, 2020, and 2019 in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth in "15. Stock-Based Compensation" in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 16, 2022.
(3) Represents cash bonuses earned under the CICP in the year shown and paid in the following year.
(4) These amounts are comprised of our 401(k) match in 2021, 2020, and 2019 and Company-paid parking in 2020 and 2019.
(5) Represents RSU and option awards granted in March 2021 as part of the named executive officer’s 2020 compensation package.
(6) These amounts include the named executive officer’s election to receive 50% of his target incentive compensation under the CICP in the year shown in the form of RSUs instead of cash.
(7) Represents 50% of bonuses earned under the CICP in the year shown and paid in the following year due to the named executive officer’s election to receive 50% of his target incentive compensation under the CICP in the year shown in the form of RSUs and included in “Stock Awards”.
(8) Represents RSU and option awards granted in March 2020 as part of the named executive officer’s 2019 compensation package.
(9) Represents RSU and option awards granted in March 2019 as part of the named executive officer’s 2018 compensation package.
(10) Mr. Akgonul became a named executive officer in 2021.
(11) Mr. Stafford joined the Company in June 2020. As disclosed in the Company’s Form 8-K filed February 16, 2022, Mr. Stafford resigned as an executive officer of the Company effective March 4, 2022. Mr. Stafford was a named executive officer for fiscal year 2021, but is no longer an executive officer or employee of the Company.
(12) Represents additional cash incentives in the form of sales commissions earned during 2021 and 2020 and a sign-on bonus in 2020.
(13) Represents Mr. Stafford’s equity award granted in July 2020 in the form of 60% RSUs and 40% stock options and his equity award granted in August 2020 in the form of 50% RSUs and 50% stock options.
(14) Represents additional cash incentives for the achievement of operational metrics and sales commissions earned during the year shown.

GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information with respect to the plan-based awards granted during or for the fiscal year ended December 31, 2021 to each of the named executive officers:

		Estimated Future Payouts Under									All Other Stock Awards: Number of Shares of Stock or Units(2)		All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(3)
		Non-Equity Incentive Plan Awards(1)						Equity Incentive Plan Awards
	Grant Date	Threshold		Target		Maximum		Threshold	Target	Maximum
Alan Trefler		$173,250	(4)	$247,500	(4)	$—	(5)
	3/2/2021								$291,288		2,235	(4)			$291,288
	3/2/2021								$3,250,127		24,976				$3,250,127
	3/2/2021								$3,250,033				85,428	$130.45	$3,250,033
Kenneth Stillwell		$117,208	(4)	$167,440	(4)	$—	(5)
	3/2/2021								$189,500		1,454	(4)			$189,500
	3/2/2021								$1,500,009		11,527				$1,500,009
	3/2/2021								$1,500,003				39,428	$130.45	$1,500,003
Rifat Kerim Akgonul		$89,765	(4)	$128,235	(4)	$—	(5)
	3/2/2021								$146,621		1,125	(4)			$146,621
	3/2/2021								$600,029		4,611				$600,029
	3/2/2021								$600,032				15,772	130.45	$600,032
Michael Pyle		$84,000	(4)	$120,000	(4)	$—	(5)
	3/2/2021								$141,278		1,084	(4)			$141,278
	3/2/2021								$300,004		2,304				$300,004
	3/2/2021								$300,007				8,499	$130.45	$300,007
Hayden Stafford(6)		$75,250	(4)	$107,500	(4)	$—	(5)
	3/2/2021								$126,550		971	(4)			126,550
	3/2/2021								$250,110		1,922				250,110
	3/2/2021								$250,026				6,572	130.45	250,026
Leon Trefler		$127,750		$182,500		$—	(5)
	3/2/2021								$500,090		3,843				$500,090
	3/2/2021								$500,014				13,143	$130.45	$500,014
(1) All awards were made pursuant to our 2021 CICP.
(2) All equity awards were made pursuant to our 2004 Long-Term Incentive Plan.
(3) Reflect the dollar amount of the aggregate grant date fair value for the option and RSU awards granted in 2021, in accordance with FASB ASC Topic 718.
(4) Reflects the named executive officer’s election to receive 50% of his target incentive compensation under the 2021 CICP in the form of RSUs instead of cash. The RSUs granted were determined by dividing 50% of the employee's annual Target Incentive Opportunity by 85% of the closing price of our stock on the date of grant, less the present value of expected dividends during the vesting period. The 15% discount to the closing price, which is used to calculate the number of RSUs granted, provides an additional incentive to employees to acquire our stock.
(5) There is no maximum payout amount, as additional incentives can be earned for performance above targets, as determined by the Board of Directors in its discretion.
(6) As disclosed in the Company’s Form 8-K filed February 16, 2022, Mr. Stafford resigned as an executive officer of the Company effective March 4, 2022. Mr. Stafford was a named executive officer for fiscal year 2021, but is no longer an executive officer or employee of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth certain information with respect to the value of outstanding equity awards at December 31, 2021, previously granted to the named executive officers. All equity awards were granted under our 2004 Long-Term Incentive Plan.

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options				Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested(2)		Market Value of Shares or Units of Stock That Have Not Vested(3)
	Exercisable		Unexercisable
Alan Trefler	73,100		59,809		$64.35	3/6/2029
	38,649		71,776		$90.05	3/3/2030
	—		85,428		$130.45	3/2/2031
							17,562		$1,963,783
							18,110		$2,025,060
							24,976		$2,792,816
							2,235	(4)	$249,918
Kenneth Stillwell	469		469		$44.30	3/2/2027
	1,372		6,861		$58.95	3/5/2028
	1,462		13,158		$64.35	3/6/2029
	19,325		35,888		$90.05	3/3/2030
	—		39,428		$130.45	3/2/2031
							143		$15,990
							2,131		$238,288
							3,864		$432,072
							9,055		$1,012,530
							11,527		$1,288,949
							1,454	(4)	$162,586
Rifat Kerim Akgonul	1,777		—		$25.20	3/9/2026
	14,314		1,220		$44.30	3/2/2027
	16,465		5,489		$58.95	3/5/2028
	12,427		10,168		$64.35	3/6/2029
	9,276		17,226		$90.05	3/3/2030
	—		15,772		$130.45	3/2/2031
							370		$41,373
							1,705		$190,653
							2,986		$333,895
							4,347		$486,082
							4,611		$515,602
							1,125	(4)	$125,798
Michael Pyle	30,365		—		$20.49	3/2/2025
	23,530		—		$25.20	3/9/2026
	11,182	(5)	5,588	(5)	$64.35	3/6/2029
	4,814	(6)	9,630	(6)	$90.05	3/3/2030
	—	(6)	8,499	(6)	$130.45	3/2/2031
							1,559	(5)	$174,327
							2,228	(6)	$249,135
							2,304	(6)	$257,633
							1,084	(4)	$121,213

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options				Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested(2)		Market Value of Shares or Units of Stock That Have Not Vested(3)
	Exercisable		Unexercisable
Hayden Stafford(7)	17,401	(8)	52,200	(8)	$102.34	7/1/2030
	5,690	(8)	17,058	(8)	$118.32	8/3/2030
	—		6,572		$130.45	3/2/2031
							22,050	(8)	$2,465,631
							4,766	(8)	$532,934
							1,922		$214,918
							971	(4)	$108,577
Leon Trefler	14,600		—		$11.05	12/12/2022
	24,553		—		$20.05	3/7/2024
	30,365		—		$20.49	3/2/2025
	35,295		—		$25.20	3/9/2026
	23,162		1,220		$44.30	3/2/2027
	17,495		5,832		$58.95	3/5/2028
	14,620		11,962		$64.35	3/6/2029
	9,276		17,226		$90.05	3/3/2030
	—		13,143		$130.45	3/2/2031
							370		$41,373
							1,812		$202,618
							3,513		$392,824
							4,347		$486,082
							3,843		$429,724
(1) Unless otherwise noted, stock options vest on a five-year schedule, with 20% vesting after one year and the remaining 80% vesting in equal quarterly installments over the remaining four years. Options expire ten years from the grant date.
(2) Unless otherwise noted, RSUs vest on a five-year schedule, with 20% vesting after one year and the remaining 80% vesting in equal quarterly installments over the remaining four years.
(3) Market value is calculated using a share price of $111.82, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2021.
(4) RSUs granted in connection with the named executive officer’s election to receive 50% of his target incentive compensation under the 2021 CICP in the form of RSUs instead of cash, which vests in full one year from the grant date.
(5) Includes awards which vest on a four-year schedule, with 20% vesting after one year and the remaining 80% vesting in equal quarterly installments over the remaining three years.
(6) Includes awards which vest in equal annual installments over three years.
(7) As disclosed in the Company’s Form 8-K filed February 16, 2022, Mr. Stafford resigned as an executive officer of the Company effective March 4, 2022. Mr. Stafford was a named executive officer for fiscal year 2021, but is no longer an executive officer or employee of the Company.
(8) Includes awards that vest in equal quarterly installments over five years.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth certain information with respect to stock option exercises and restricted stock unit vestings for each of the named executive officers during the fiscal year ended December 31, 2021:

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Alan Trefler	—	$—	17,557	$2,203,193
Kenneth Stillwell	41,638	$3,988,209	17,533	$2,223,126
Rifat Kerim Akgonul	4,400	$508,266	8,666	$1,088,066
Michael Pyle	—	$—	4,333	$549,860
Hayden Stafford(3)	—	$—	7,155	$918,433
Leon Trefler	23,065	$2,677,316	8,625	$1,079,206
(1) This amount is equal to the difference between the fair market value of the shares acquired on the exercise date less the exercise price, multiplied by the number of options exercised.
(2) This amount is the closing price per share of our common stock on the vesting date, multiplied by the number of shares vested.
(3) As disclosed in the Company’s Form 8-K filed February 16, 2022, Mr. Stafford resigned as an executive officer of the Company effective March 4, 2022. Mr. Stafford was a named executive officer for fiscal year 2021, but is no longer an executive officer or employee of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of our Compensation Committee for the year ended December 31, 2021 were, and to date are, Sharon Rowlands (Chair), Richard Jones, Dianne Ledingham and Larry Weber. None of the members of our Compensation Committee were, at any time during 2021, an officer or employee of Pegasystems or any of its subsidiaries. Richard Jones served as our President and Chief Operating Officer from October 1999 to September 2002, and was a part-time employee of Pegasystems from July 2002 to July 2007. Neither Dianne Ledingham, Sharon Rowlands nor Larry Weber has ever been an officer or employee of the Company or any of its subsidiaries. None of the members of our Compensation Committee had any relationship with us during 2021 that was required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.
None of our executive officers served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on our Board of Directors or Compensation Committee.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and the holders of more than 10% of our common stock, to file reports with the SEC disclosing their ownership of our stock and changes in such ownership. Directors, executive officers, and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of our records and written representations by persons required to file these reports, during 2021, all filing requirements under Section 16(a) were complied with in a timely fashion, with the exception of one late Section 16(a) filing, a transaction reported on a Form 4 filed on July 16, 2021 on behalf of Hayden Stafford.
COMMITTEE REPORTS
The following reports by our Compensation Committee and Audit Committee shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Exchange Act, or (iv) subject to the liabilities of Section 18 of the Exchange Act. The reports shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate any such report by reference into such filing.
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, with management, and, based on such review and discussion, recommended to the Board of Directors its inclusion in this proxy statement.
Compensation Committee:
Sharon Rowlands, Chair
Richard Jones
Dianne Ledingham
Larry Weber
REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to: (1) select and engage our independent registered public accounting firm; (2) serve as an independent and objective party to monitor our internal controls over financial reporting and disclosure controls; (3) review and appraise the audit efforts of our independent registered public accounting firm and internal audit functions; (4) review the independent registered public accounting firm’s fees; (5) ensure professional handling of employee complaints through our hotline process for the reporting of concerns regarding questionable accounting or auditing matters which is monitored by our compliance team; and (6) provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, and the Board of Directors. The Audit Committee is also responsible for overseeing legal compliance and risk management matters, including our Code of Conduct.
The Audit Committee consists of three members, each of whom is an “independent director” as defined by Nasdaq Rule 5605(c)(2). The Board of Directors has determined that the members of the Audit Committee satisfy the requirements of the Nasdaq Rules as to independence, financial sophistication, and expertise. In addition, the Board of Directors has determined that Mr. Lafond is an “audit committee financial expert” as defined by SEC rules. The Audit Committee operates under a written charter, approved by the Board of Directors, which was last reviewed and amended by the Audit Committee in July 2021.

In fulfilling its oversight responsibilities regarding our 2021 financial statements, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Auditing Standard No. 1301 – Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (United States), and SEC Regulation S-X Rule 2-07, including the process used by management in formulating particularly sensitive accounting estimates (including significant tax positions) and the basis for the conclusions of the independent registered public accounting firm regarding the reasonableness of those estimates.
The Audit Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgment as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) and the requirements of the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from management and Pegasystems, consistent with the applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for its audits in 2021. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits, the understanding of our internal controls, and the overall quality of our financial reporting. The Audit Committee held four meetings during 2021.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Audit Committee has also selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Audit Committee:
Christopher Lafond, Chair
Peter Gyenes
Larry Weber
PROPOSAL 3 – RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2022. Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2021. Although shareholder approval of the selection of Deloitte & Touche LLP is not required by law, our Board of Directors believes that it is advisable to give shareholders the opportunity to ratify this selection. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.
The Board of Directors recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, and proxies solicited by the Board of Directors will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
Deloitte & Touche LLP, independent registered public accounting firm, audited our financial statements for the fiscal years ended December 31, 2021 and December 31, 2020.
The following table shows the fees for audit and other services provided by Deloitte & Touche LLP:

(in thousands)	2021	2020
Audit fees(1)	$2,790	$2,886
Tax fees(2)	270	386
All other fees(3)	2	11
	$3,062	$3,283
(1) Represents fees billed for professional services provided in connection with the annual audit, including the audit of internal control over financial reporting, the reviews of our quarterly reports on Form 10-Q, and statutory audits required internationally.
(2) Represents fees billed in the applicable year for tax compliance, tax advice, and tax planning services.
(3) Represents fees billed for the subscription to an online accounting research tool in 2021 and 2020 and advisory services in 2020.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
Our Audit Committee pre-approves all services provided by our independent registered public accounting firm, for the purpose of maintaining the independence of our independent registered public accounting firm, a Public Company Accounting Oversight Board Registered Firm. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be accepted by the Audit Committee. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.
Management also submits to the Audit Committee a description of non-audit services that it recommends the independent registered public accounting firm to perform, and provides an estimate of the fees to be paid for each. Management and the independent registered public accounting firm must each confirm to the Audit Committee that the performance of the non-audit services would not compromise the independence of the auditors and would be permissible under all applicable legal requirements. The Audit Committee must approve both the non-audit services and the budget for each such service before commencement of the work. Management and the independent registered public accounting firm report to the Audit Committee periodically as to the non-audit services actually provided by the independent registered public accounting firm and the approximate fees incurred by us for those services.
All audit and non-audit services provided by Deloitte & Touche LLP in 2021 and 2020 were pre-approved by the Audit Committee.

PEGA

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by June 21, 2022 at 01:00 A.M., EDT.

Online
Go to **www.envisionreports.com/PEGA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/PEGA

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Alan Trefler	☐	☐	☐	02 - Peter Gyenes	☐	☐	☐	03 - Richard Jones	☐	☐	☐
04 - Christopher Lafond	☐	☐	☐	05 - Dianne Ledingham	☐	☐	☐	06 - Sharon Rowlands	☐	☐	☐
07 - Larry Weber	☐	☐	☐								

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

7 2 A M 5 4 1 2 8 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03MV2C

The 2022 Annual Meeting of Shareholders will be held on
Tuesday, June 21, 2022 at 1 Main Street, Cambridge, Massachusetts 02142, at 10:00 A.M. local time.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PEGA

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Pegasystems Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2022 Annual Meeting of Shareholders

The undersigned shareholder of Pegasystems Inc., a Massachusetts corporation ("Pegasystems"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 9, 2022 and hereby appoints Alan Trefler and Kenneth Stillwell, or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each other for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the common stock of the undersigned in Pegasystems at the Annual Meeting of its Shareholders to be held on June 21, 2022 at 10:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE "FOR" THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2 AND 3.

C Non-Voting Items

Change of Address — Please print new address below.

PEGA

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

Nominee	For	Against	Abstain
01 - Alan Trefler	☐	☐	☐
02 - Peter Gyenes	☐	☐	☐
03 - Richard Jones	☐	☐	☐
04 - Christopher Lafond	☐	☐	☐
05 - Dianne Ledingham	☐	☐	☐
06 - Sharon Rowlands	☐	☐	☐
07 - Larry Weber	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 5 4 1 2 8 3

03MV3B

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Pegasystems Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2022 Annual Meeting of Shareholders

The undersigned shareholder of Pegasystems Inc., a Massachusetts corporation ("Pegasystems"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 9, 2022 and hereby appoints Alan Trefler and Kenneth Stillwell, or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each other for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the common stock of the undersigned in Pegasystems at the Annual Meeting of its Shareholders to be held on June 21, 2022 at 10:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE "FOR" THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2 AND 3.